UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23380

Name of Fund:	BlackRock Credit Strategies Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Credit Strategies Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2020

Date of reporting period: 12/31/2020

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2020

2020 Annual Report

BlackRock Credit Strategies Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the coronavirus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. The results of the U.S. elections also cleared the way for additional stimulus spending in 2021, which is likely to be a solid tailwind for economic growth. Inflation should increase as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	22.16%	18.40%

U.S. small cap equities (Russell 2000® Index)	37.85	19.96

International equities (MSCI Europe, Australasia, Far East Index)	21.61	7.82

Emerging market equities (MSCI Emerging Markets Index)	31.14	18.31

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.67

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.87)	10.58

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.29	7.51

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.92	4.95

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.32	7.05
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

The Benefits and Risks of Leveraging	BlackRock Credit Strategies Fund

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue debt up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If the Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Fund’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2020	BlackRock Credit Strategies Fund

Investment Objective

BlackRock Credit Strategies Fund’s (the “Fund”) investment objective is to seek to provide high income and attractive risk-adjusted returns. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in fixed income securities, with an emphasis on public and private corporate credit.

The Fund’s common shares are not listed on any securities exchange. The Fund is designed for long-term investors, and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Fund’s investment objective will be achieved.

Net Asset Value Per Share Summary

	12/31/20	04/01/20	12/31/19	Change	High	Low

Net Asset Value — Institutional	$10.41	$—	$10.24	1.66%	$10.44	$7.72
Net Asset Value — Class A	10.42	8.48	—	22.88	10.45	8.40

Performance and Portfolio Management Commentary

Returns for the period ended December 31, 2020 were as follows:

				Average Annual Total Returns(a)

				1 Year		Since Inception(b)

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional(c)	4.19%	4.14%	11.02%	8.09%	N/A	8.46%	N/A
Class A(c)	3.43	3.38	10.60	7.39	4.71%	7.71	6.24%
Lipper General Bond Funds(d)	—	—	12.90	5.15	N/A	6.91	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund commenced operations on February 28, 2019.
(c)	All returns reflect reinvestment of dividends and/or distributions at NAV on the payable date.
(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

N/A — Not applicable as share class and index do not have a sales charge.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Exposure to global credit markets broadly added to performance over the period as spreads tightened and yields declined following coordinated stimulus measures. Positive contributors included allocations to U.S. high yield and investment grade corporate bonds, private credit, Asia high yield corporate bonds, European high yield and investment grade corporate bonds, capital securities, floating rate loan interests (“bank loans”) and collateralized loan obligations.

Detractors from performance were limited over the 12-month period, as both risk and defensive assets performed well. Portfolio strategies to manage risk utilized during the period detracted from returns.

Describe recent portfolio activity.

Several changes were made to the Fund’s asset allocation over a volatile period. The largest shift was to add to the Fund’s exposures in private credit given the sector’s attractive yields in a low-yield environment. The Fund held less than 13% in private credit at the start of the period but ended the period with a 31% position. The Fund also tactically added to U.S. investment grade corporate bonds during the depths of the market sell-off as COVID-19 concerns crested. The Fund began the period with less than 3% in the sector but U.S. investment grade positioning exceeded 20% of assets at the bottom of the sell-off, with reduced exposure since then. The Fund also increased leverage to take advantage of such opportunities.

Describe portfolio positioning at period end.

At period end, given the potential for further economic stimulus, a continued rebound in growth and global demand for yield, the Fund remained structurally long in global credit assets, with core allocations to private credit, high yield corporate bonds, bank loans and Asia credit instruments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2020 (continued)	BlackRock Credit Strategies Fund

Overview of the Fund’s Total Investments

PORTFOLIO ALLOCATION

Asset Type	12/31/20		12/31/19

Corporate Bonds	54%		58%

Floating Rate Loan Interests	33		24

Preferred Securities	5		6

Asset-Backed Securities	4		9

Investment Companies	4		3

Foreign Agency Obligations*	—	(a)	—	(a)

Other*	—	(a)	—	(a)

CREDIT QUALITY ALLOCATION

Credit Rating(b)(c)	12/31/20		12/31/19

AAA/Aaa	—	%(a)	—%

A	2	(a)	1

BBB/Baa	12		14

BB/Ba	17		18

B	55		46

CCC/Caa	12		8

D	—	(a)	—

N/R	2		13

(a)	Rounds to less than 1% of long-term investments.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes short-term securities, options purchased and options written.
*	Includes one or more investment categories that individually represents less than 1% of the Fund’s long-term investments. Please refer to the Schedule of Investments for details.

6	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Class A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and servicing and distribution fee of 0.75% per year. A contingent deferred sales charge of 1.50% is assessed on Fund repurchases of Class A Shares made within 18 months after purchase where no initial sales load was paid at the time of purchase as part of an investment of $250,000 or more. Class A Shares performance shown prior to the Class A Shares inception date of April 1, 2020 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class A Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waivers and/or reimbursements, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses for Continuously Offered Closed-End Funds

Shareholders of the Fund may incur the following charges: (a) transactional expenses, including sales charges and early withdrawal fees; and (b) operating expenses, including investment advisory fees, and other fund expenses. The example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2020 and held through December 31, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges and early withdrawal fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example for Continuously Offered Closed-End Funds

	Actual				Hypothetical

			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees		Annualized Expense Ratio

	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Including Interest Expense and Fees(a)	Excluding Interest Expense and Fees	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period(a)	Ending Account Value (12/31/20)	Expenses Paid During the Period	Including Interest Expense and Fees	Excluding Interest Expense and Fees

Institutional	$1,000.00	$1,110.20	$13.21	$8.70	$1,000.00	$1,012.62	$ 12.60	$1,016.89	$8.30	2.49%	1.64%
Class A	1,000.00	1,106.00	16.99	12.44	1,000.00	1,009.00	16.21	1,013.32	11.87	3.21	2.35

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period shown).

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S F O R C O N T I N U O U S L Y O F F E R E D C L O S E D - E N D F U N D S	7

Schedule of Investments December 31, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
Aqueduct European CLO DAC, Series 2017-2X, Class E, (3 mo. EURIBOR+ 4.40%), 4.40%, 10/15/30(a)	EUR	289	$323,429
Arbour CLO IV DAC, Series 4X, Class E, (3 mo. EURIBOR+ 5.60%), 5.60%, 01/15/30(a)		300	355,003
Ares LIII CLO Ltd., Series 2019-53A, Class D, (3 mo. LIBOR US + 3.75%), 3.96%, 04/24/31(a)(b)	USD	500	500,441
Ares XL CLO Ltd., Series 2016-40A, Class CR, (3 mo. LIBOR US + 3.40%), 3.64%, 01/15/29(a)(b)		500	497,493
ARES XLIV CLO Ltd., Series 2017-44A, Class C, (3 mo. LIBOR US + 3.45%), 3.69%, 10/15/29(a)(b)		500	497,056
Contego CLO IV DAC, Series 4X, Class DNE, (3 mo. EURIBOR+ 3.10%), 3.10%, 01/23/30(a)	EUR	100	120,979
Elmwood CLO I Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 4.40%), 4.62%, 10/20/33(a)(b)	USD	1,000	1,016,022
Greywolf CLO V Ltd., Series 2015-1A, Class BR, (3 mo. LIBOR US + 2.00%), 2.21%, 01/27/31(a)(b)		500	491,185
Kayne CLO Ltd., Series 2019-5A, Class D, (3 mo. LIBOR US + 3.80%), 4.01%, 07/24/32(a)(b)		300	299,911
Octagon Investment Partners 31 LLC , Series 2017-1A, Class D, (3 mo. LIBOR US + 3.70%), 3.92%, 07/20/30(a)(b)		500	500,097
OHA Loan Funding Ltd., Series 2013-1A, Class DR2, (3 mo. LIBOR US + 3.05%), 3.26%, 07/23/31(a)(b)		750	742,905
Palmer Square CLO Ltd., Series 2020-1A, Class C, (3 mo. LIBOR US + 3.00%), 3.22%, 04/20/29(a)(b)		500	498,659
Regatta X Funding Ltd., Series 2017-3A, Class D, (3 mo. LIBOR US + 2.75%), 2.97%, 01/17/31(a)(b)		250	241,335
TCW CLO Ltd., Series 2017-1A, Class DR, (3 mo. LIBOR US + 3.15%), 3.36%, 07/29/29(a)(b)		500	485,568
TICP CLO I Ltd., Series 2015-1A, Class DR, 2.72%, 07/20/27(a)(b)		500	484,836
TICP CLO V Ltd., Series 2016-5A, Class DR, 3.37%, 07/17/31(a)(b)		500	495,041
TICP CLO VIII Ltd., Series 2017-8A, Class C, (3 mo. LIBOR US + 3.10%), 3.32%, 10/20/30(a)(b)		500	499,994
York CLO Ltd., Series 2020-1A, Class D1, (3 mo. LIBOR US + 4.50%), 4.67%, 04/20/32(a)(b)		500	499,997

Total Asset-Backed Securities — 4.9% (Cost: $8,414,910)			8,549,951

		Shares

Common Stocks

Banks(c) — 0.4%
ABN AMRO Bank NV(b)		4,005	39,245
Barclays PLC		22,800	45,739
HSBC Holdings PLC		24,305	125,541
ING Groep NV		13,622	126,655
Intesa Sanpaolo SpA		18,623	44,020
Lloyds Banking Group PLC		90,165	44,952
Nordea Bank Abp		9,610	78,758
Societe Generale SA		4,238	88,102
UniCredit SpA		12,602	118,073

			711,085

Security		Shares	Value

Capital Markets — 0.1%
Credit Suisse Group AG, Registered Shares		10,253	$132,375

Construction & Engineering — 0.0%
McDermott International Ltd.(c)		2,158	1,748

Consumer Finance — 0.0%
Arrow Global Group PLC(c)		29,019	81,133

Diversified Telecommunication Services — 0.0%
Telecom Italia SpA/Milano		27,818	14,495

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp.(c)		41	967

Specialty Retail — 0.0%
NMG Parent LLC		78	5,039

Total Common Stocks — 0.5% (Cost: $904,412)			946,842

		Par (000)

Corporate Bonds

Aerospace & Defense — 1.5%
Bombardier, Inc.(b)
8.75%, 12/01/21	USD	74	76,960
7.50%, 12/01/24		106	101,683
7.50%, 03/15/25		4	3,710
7.88%, 04/15/27		234	215,149
General Electric Co., 3.63%, 05/01/30		125	142,861
Rolls-Royce PLC
4.63%, 02/16/26	EUR	121	159,645
5.75%, 10/15/27	GBP	100	151,109
Spirit AeroSystems, Inc., 5.50%, 01/15/25(b)	USD	109	114,984
SSL Robotics LLC, 9.75%, 12/31/23(b)		36	40,680
TransDigm, Inc.
8.00%, 12/15/25(b)		247	273,009
6.25%, 03/15/26(b)		1,005	1,070,325
6.38%, 06/15/26		41	42,435
Triumph Group, Inc., 8.88%, 06/01/24(b)		164	179,990

			2,572,540

Airlines — 1.0%
American Airlines, Inc., 11.75%, 07/15/25(b)		54	62,276
British Airways Pass Through Trust, Series 2020-1, Class A, 4.25%, 11/15/32(b)		360	384,750
Delta Air Lines, Inc., 7.00%, 05/01/25(b)		62	71,582

International Consolidated Airlines Group SA, 0.50%, 07/04/23	EUR	200	225,317
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(b)	USD	292	313,900
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25(b)		11	11,988
SriLankan Airlines Ltd., 7.00%, 06/25/24		200	112,000
United Airlines Pass-Through Trust, Series 2016-1, Class A, 5.88%, 10/15/27		552	596,277

			1,778,090

Auto Components — 0.8%
Adient US LLC, 9.00%, 04/15/25(b)		29	32,335
Clarios Global LP, 6.75%, 05/15/25(b)		50	53,875

8	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Auto Components (continued)
Clarios Global LP/Clarios US Finance Co.
4.38%, 05/15/26	EUR	100	$126,551
6.25%, 05/15/26(b)	USD	322	345,345
8.50%, 05/15/27(b)		716	777,869
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(b)		63	66,335
Goodyear Tire & Rubber Co., 9.50%, 05/31/25		38	42,951
Meritor, Inc., 4.50%, 12/15/28(b)		13	13,325
Tenneco, Inc., 7.88%, 01/15/29(b)		13	14,596

			1,473,182

Automobiles — 1.2%
Allison Transmission, Inc., 5.88%, 06/01/29(b)		17	18,785
Asbury Automotive Group, Inc.
4.50%, 03/01/28		12	12,510
4.75%, 03/01/30		15	16,088
FCE Bank PLC, 1.62%, 05/11/23	EUR	100	122,228
Ford Motor Co., 4.75%, 01/15/43	USD	16	16,320
Ford Motor Credit Co. LLC
2.33%, 11/25/25	EUR	100	123,857
4.39%, 01/08/26	USD	200	209,936
2.39%, 02/17/26	EUR	100	123,997
General Motors Co., 6.13%, 10/01/25	USD	80	97,037
General Motors Financial Co., Inc.
5.20%, 03/20/23		215	235,745
2.75%, 06/20/25		415	443,761
Ken Garff Automotive LLC, 4.88%, 09/15/28(b)		24	24,960
Navistar International Corp., 9.50%, 05/01/25(b)		12	13,470
Nissan Motor Co. Ltd., 4.81%, 09/17/30(b)		350	394,106
RCI Banque SA, (5 year EUR Swap + 2.85%), 2.63%, 02/18/30(a)	EUR	200	246,285
Tesla, Inc., 5.30%, 08/15/25(b)	USD	4	4,170

			2,103,255

Banks — 2.0%
Banca Monte dei Paschi di Siena SpA, (5 year EUR Swap + 8.92%), 8.50%, 09/10/30(a)	EUR	100	122,470
Bangkok Bank PCL/Hong Kong, (5 year CMT + 1.90%), 3.73%, 09/25/34(a)	USD	500	519,375
Bank of Communications Co. Ltd., (5 year CMT + 3.35%), 3.80%(a)(d)		200	203,300
Bank of East Asia Ltd., (5 year CMT + 5.53%), 5.83%(a)(d)		250	266,250
Bank of Ireland Group PLC, (5 year CMT + 2.50%), 4.13%, 09/19/27(a)		200	203,137
Burgan Bank SAK, (5 year CMT + 2.23%), 2.75%, 12/15/31(a)		200	198,000
Commerzbank AG, (5 year EUR Swap + 6.36%), 6.13%(a)(d)	EUR	200	260,517
Freedom Mortgage Corp., 7.63%, 05/01/26(b)	USD	12	12,692
Intesa Sanpaolo SpA
5.15%, 06/10/30	GBP	200	319,474
(5 year EUR Swap + 6.09%), 5.88%(a)(d)	EUR	250	342,062
Kasikornbank PCL, (5 year CMT + 1.70%), 3.34%, 10/02/31(a)	USD	200	205,688
Nanyang Commercial Bank Ltd., (5 year CMT + 2.18%), 3.80%, 11/20/29(a)		250	258,203
National Westminster Bank PLC(a)(d) Series A, (6 mo. LIBOR US + 0.25%), 0.63%		10	9,223

Security		Par (000)	Value

Banks (continued)
National Westminster Bank PLC(a)(d) (continued)
Series B, (6 mo. LIBOR US + 0.25%), 0.41%	USD	100	$92,226
Nbk Tier Ltd., (5 year CMT + 2.11%), 2.50%, 11/24/30(a)		200	203,000
QIIB Tier Sukuk Ltd., (5 year CMT + 3.19%), 4.88%(a)(d)		200	199,938

			3,415,555

Beverages — 1.0%
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 01/23/49		175	248,828
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(b)(e)		200	213,500
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 08/15/27(b)		200	209,962
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		5	6,088
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)		136	138,683
Trivium Packaging Finance BV(b)
5.50%, 08/15/26		200	211,500
8.50%, 08/15/27		600	657,000

			1,685,561

Building Materials — 0.4%
Boise Cascade Co., 4.88%, 07/01/30(b)		27	29,228
Builders FirstSource, Inc., 6.75%, 06/01/27(b)		18	19,525
Cornerstone Building Brands, Inc., 6.13%, 01/15/29(b)		70	74,375
CP Atlas Buyer, Inc., 7.00%, 12/01/28(b)		20	20,800
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25(b)		71	76,325
Griffon Corp., 5.75%, 03/01/28		17	17,978
HT Troplast GmbH, 9.25%, 07/15/25	EUR	192	259,654
Jeld-Wen, Inc.(b)
6.25%, 05/15/25	USD	29	31,320
4.63%, 12/15/25		12	12,246
4.88%, 12/15/27		6	6,345
SRM Escrow Issuer LLC, 6.00%, 11/01/28(b)		87	90,928
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(b)		34	35,700

			674,424

Building Products(b) — 0.3%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27		37	38,864
LBM Acquisition LLC, 6.25%, 01/15/29		42	43,365
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26		176	186,514
SRS Distribution, Inc., 8.25%, 07/01/26		152	161,500
White Cap Buyer LLC, 6.88%, 10/15/28		107	114,089

			544,332

Capital Markets — 0.8%
Cerah Capital Ltd., 0.00%, 08/08/24(f)		200	199,258
Charles Schwab Corp., (10 year CMT + 3.08%), 4.00%(a)(d)		570	599,925
Huarong Finance Co. Ltd., (5 year CMT + 6.98%), 4.25%(a)(d)		200	205,300
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.25%, 05/15/26		110	116,479
5.25%, 05/15/27		97	103,984

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
NFP Corp.(b)
7.00%, 05/15/25	USD	15	$16,125
6.88%, 08/15/28		180	192,182
RP Escrow Issuer LLC, 5.25%, 12/15/25(b)		33	34,487

			1,467,740

Chemicals — 1.3%
Atotech Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(b)		731	743,792
Chemours Co., 5.75%, 11/15/28(b)		20	20,400
CTC BondCo GmbH, 5.25%, 12/15/25	EUR	100	124,364
HB Fuller Co., 4.25%, 10/15/28	USD	17	17,425
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(b)		64	70,400
Kronos International, Inc., 3.75%, 09/15/25	EUR	100	123,448
Minerals Technologies, Inc., 5.00%, 07/01/28(b)	USD	33	34,531
Monitchem HoldCo 2 SA, 9.50%, 09/15/26	EUR	100	130,778
PQ Corp., 5.75%, 12/15/25(b)	USD	481	493,626
Rayonier AM Products, Inc., 7.63%, 01/15/26(b)		11	11,470
Vedanta Resources Finance II PLC, 9.25%, 04/23/26		200	148,000
WESCO Distribution, Inc.(b)
7.13%, 06/15/25		113	124,281
7.25%, 06/15/28		121	137,612

			2,180,127

Commercial Services & Supplies — 0.5%
ADT Security Corp., 4.88%, 07/15/32(b)		50	54,188
AMN Healthcare, Inc., 4.00%, 04/15/29(b)		16	16,360
APX Group, Inc., 6.75%, 02/15/27(b)		91	97,825
CMB International Leasing Management Ltd., 1.88%, 08/12/25		200	198,320
Fortress Transportation & Infrastructure Investors LLC, 6.50%, 10/01/25(b)		16	16,722
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 08/01/27(b)		8	9,170
Interface, Inc., 5.50%, 12/01/28(b)		20	21,050
Loxam SAS, 4.25%, 04/15/24	EUR	200	248,019
Prime Security Services Borrower LLC/Prime Finance, Inc.(b)
5.75%, 04/15/26	USD	10	10,950
6.25%, 01/15/28		129	138,493

			811,097

Communications Equipment(b) — 0.7%
Avaya, Inc., 6.13%, 09/15/28		550	587,543
CommScope Technologies LLC
6.00%, 06/15/25		73	74,642
5.00%, 03/15/27		61	60,085
CommScope, Inc.
5.50%, 03/01/24		7	7,217
6.00%, 03/01/26		413	435,137
8.25%, 03/01/27		6	6,405
7.13%, 07/01/28		7	7,455
ViaSat, Inc., 6.50%, 07/15/28		94	101,728

			1,280,212

Construction & Engineering(b) — 0.1%
frontdoor, Inc., 6.75%, 08/15/26		186	198,323
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/28		11	11,495

			209,818

Security		Par (000)	Value

Construction Materials(b) — 0.5%
Core & Main LP, 6.13%, 08/15/25	USD	615	$635,756
IAA, Inc., 5.50%, 06/15/27		34	36,040
Picasso Finance Sub, Inc., 6.13%, 06/15/25		77	82,390
Williams Scotsman International, Inc., 4.63%, 08/15/28		46	47,610
Winnebago Industries, Inc., 6.25%, 07/15/28		27	29,025

			830,821

Consumer Discretionary — 0.9%
Carnival Corp.
11.50%, 04/01/23(b)		259	299,590
10.13%, 02/01/26	EUR	100	141,031
10.50%, 02/01/26(b)	USD	20	23,300
7.63%, 03/01/26	EUR	102	131,907
7.63%, 03/01/26(b)	USD	40	43,580
9.88%, 08/01/27(b)		39	44,850
IPD 3 BV, 5.50%, 12/01/25	EUR	126	158,546
NCL Corp. Ltd.(b)
10.25%, 02/01/26	USD	18	21,060
5.88%, 03/15/26		33	34,710
Nielsen Finance LLC/Nielsen Finance Co.(b)
5.63%, 10/01/28		69	74,972
5.88%, 10/01/30		325	367,656
Royal Caribbean Cruises Ltd.(b)
10.88%, 06/01/23		25	28,447
9.13%, 06/15/23		33	35,805
11.50%, 06/01/25		45	52,607
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26	EUR	100	127,980

			1,586,041

Consumer Finance — 1.7%
Encore Capital Group, Inc., 4.88%, 10/15/25		200	254,118
Global Payments, Inc., 2.90%, 05/15/30	USD	265	288,551
MPH Acquisition Holdings LLC, 5.75%, 11/01/28(b)		152	149,386
Navient Corp., 5.00%, 03/15/27		11	11,096
OneMain Finance Corp.
6.88%, 03/15/25		84	97,545
8.88%, 06/01/25		13	14,706
6.63%, 01/15/28		35	41,563
5.38%, 11/15/29		14	15,750
Refinitiv US Holdings, Inc.(b)
6.25%, 05/15/26		494	527,345
8.25%, 11/15/26		496	541,260
Sabre GLBL, Inc.(b)
5.25%, 11/15/23		8	8,100
9.25%, 04/15/25		90	107,100
7.38%, 09/01/25		48	52,080
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(b)		51	53,040
Verscend Escrow Corp., 9.75%, 08/15/26(b)		801	868,084

			3,029,724

Containers & Packaging(b) — 0.1%
Graham Packaging Co., Inc., 7.13%, 08/15/28		17	18,785
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 09/15/28		32	32,880
LABL Escrow Issuer LLC
6.75%, 07/15/26		85	92,052
10.50%, 07/15/27		36	40,545

			184,262

10	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Consumer Services(b) — 1.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.63%, 07/15/26	USD	592	$631,250
9.75%, 07/15/27		769	838,210
Ascend Learning LLC, 6.88%, 08/01/25		418	430,015
Garda World Security Corp., 9.50%, 11/01/27		76	84,170

			1,983,645

Diversified Financial Services — 3.0%
Ally Financial, Inc., 8.00%, 11/01/31		177	259,813
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	100	136,187
Bank of America Corp., (Secured Overnight Financing Rate + 1.88%), 2.83%, 10/24/51(a)	USD	80	83,446
Barclays PLC, (5 year UK Government Bond + 6.02%), 6.38%(a)(d)	GBP	200	294,833
BOC Aviation Ltd., 2.63%, 09/17/30	USD	200	200,500
China Development Bank Financial Leasing Co. Ltd., (5 year CMT + 2.75%), 2.88%, 09/28/30(a)		200	204,697
Citigroup, Inc., (5 year CMT + 3.60%), 4.00%(a)(d)		325	333,531
Credit Agricole SA(a)(d)
(5 year USD Swap + 4.90%), 7.88%(b)		200	227,000
(5 year USD Swap + 4.90%), 7.88%		200	227,000
Credit Suisse Group AG(a)(d)
(5 year CMT + 3.55%), 4.50%(b)		470	472,303
(5 year USD Swap + 4.60%), 7.50%		200	218,000
Deutsche Bank AG, New York, (Secured Overnight Financing Rate + 1.87%), 2.13%, 11/24/26(a)		365	373,555
Fairstone Financial, Inc., 7.88%, 07/15/24(b)		12	12,720
Garfunkelux Holdco 3 SA, 6.75%, 11/01/25	EUR	200	250,438
GE Capital Funding LLC, 4.40%, 05/15/30(b)	USD	400	471,531
GE Capital International Funding Co., 4.42%, 11/15/35		262	312,709
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24(b)(e)		66	59,191
HSBC Holdings PLC(a)(d)
(5 year CMT + 3.65%), 4.60%		530	539,339
(5 year EUR Swap + 5.34%), 6.00%	EUR	200	267,531
MAR Sukuk Ltd., 2.21%, 09/02/25	USD	200	203,375
Spectrum Brands, Inc.(b)
5.00%, 10/01/29		22	23,626
5.50%, 07/15/30		13	14,007

			5,185,332

Diversified Telecommunication Services — 2.1%
CenturyLink, Inc.
5.13%, 12/15/26(b)		212	223,864
Series P, 7.60%, 09/15/39		74	89,910
Series U, 7.65%, 03/15/42		95	114,950
Series Y, 7.50%, 04/01/24		79	89,468
Cincinnati Bell, Inc.(b)
7.00%, 07/15/24		13	13,520
8.00%, 10/15/25		18	19,193
Consolidated Communications, Inc., 6.50%, 10/01/28(b)		205	219,350
Frontier Communications Corp.(b)
5.88%, 10/15/27		89	96,231
5.00%, 05/01/28		143	149,077
6.75%, 05/01/29		93	99,510
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(b)		90	92,137
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(e)		84	89,434
SoftBank Group Corp.
3.13%, 09/19/25	EUR	300	375,511

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
SoftBank Group Corp. (continued)
4.00%, 09/19/29	EUR	100	$129,407
(5 year USD ICE Swap + 4.23%), 6.00%(a)(d)	USD	200	194,950
Sprint Capital Corp.
6.88%, 11/15/28		15	19,777
8.75%, 03/15/32		107	169,421
Telecom Italia Capital SA
6.38%, 11/15/33		63	77,490
7.20%, 07/18/36		36	48,570
7.72%, 06/04/38		2	2,780
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	100	179,634
Telefonica Europe BV, (8 year EUR Swap + 3.07%), 2.88%(a)(d)		100	124,878
Verizon Communications, Inc., 2.88%, 11/20/50	USD	300	302,281
Zayo Group Holdings, Inc.(b)
4.00%, 03/01/27		312	312,780
6.13%, 03/01/28		484	511,830

			3,745,953

Electric Utilities — 0.6%
Adani Transmission Ltd., 4.25%, 05/21/36		193	204,821
FirstEnergy Corp., Series C, 3.40%, 03/01/50		200	191,567
FirstEnergy Transmission LLC, 4.55%, 04/01/49(b)		65	75,909
Pacific Gas & Electric Co., 4.25%, 03/15/46		425	456,256
PG&E Corp., 5.25%, 07/01/30		65	71,500
Pike Corp., 5.50%, 09/01/28(b)		33	34,856

			1,034,909

Electrical Equipment — 0.1%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26(b)		79	82,950
GrafTech Finance, Inc., 4.63%, 12/15/28(b)		29	29,326
Pearl Holding III Ltd., 9.50%, 12/11/22		200	54,875

			167,151

Electronic Equipment, Instruments & Components(b) — 0.0%
Brightstar Escrow Corp., 9.75%, 10/15/25		15	16,031
Energizer Holdings, Inc., 4.75%, 06/15/28		52	54,730

			70,761

Energy Equipment & Services — 0.5%
Archrock Partners LP/Archrock Partners Finance Corp.(b)
6.88%, 04/01/27		95	102,244
6.25%, 04/01/28		55	57,253
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		6	6,270
6.88%, 09/01/27		687	733,427

			899,194

Environmental, Maintenance, & Security Service — 0.4%
Covanta Holding Corp., 5.00%, 09/01/30		18	19,259
GFL Environmental, Inc.(b)
5.13%, 12/15/26		399	424,436
8.50%, 05/01/27		30	33,300
Tervita Corp., 11.00%, 12/01/25(b)		24	25,825
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		118	120,655

			623,475

Equity Real Estate Investment Trusts (REITs) — 0.3%
Diversified Healthcare Trust, 9.75%, 06/15/25		37	42,037
Iron Mountain, Inc.(b)
4.88%, 09/15/29		8	8,440
5.25%, 07/15/30		81	87,480

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Iron Mountain, Inc.(b) (continued)
5.63%, 07/15/32	USD	91	$100,328
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.63%, 06/15/25(b)		85	91,035
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.Issuer, 5.88%, 10/01/28(b)		14	14,910
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27		127	131,445
Service Properties Trust
4.50%, 06/15/23		10	10,050
4.35%, 10/01/24		8	7,900
7.50%, 09/15/25		48	55,311
5.50%, 12/15/27		22	24,054

			572,990

Food & Staples Retailing — 0.7%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b)
4.63%, 01/15/27		5	5,319
5.88%, 02/15/28		71	77,261
4.88%, 02/15/30		84	92,558
Casino Guichard Perrachon SA, 3.58%, 02/07/25	EUR	100	109,948
Kraft Heinz Foods Co.(b)
4.88%, 10/01/49	USD	345	402,485
5.50%, 06/01/50		240	302,341
Post Holdings, Inc., 4.63%, 04/15/30(b)		61	64,170
TreeHouse Foods, Inc., 4.00%, 09/01/28		19	19,653
U.S. Foods, Inc., 6.25%, 04/15/25(b)		25	26,719
United Natural Foods, Inc., 6.75%, 10/15/28(b)		22	23,017

			1,123,471

Food Products — 0.7%
Aramark Services, Inc.(b)
5.00%, 04/01/25		192	197,760
6.38%, 05/01/25		48	51,300
5.00%, 02/01/28		13	13,699
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(b)		181	189,796
CP Foods Capital Ltd., 0.50%, 06/18/25		200	198,262
JBS USA LUX SA/JBS USA Finance, Inc.(b)
5.75%, 06/15/25		44	45,397
6.75%, 02/15/28		269	301,028
Knight Castle Investments Ltd., 7.99%, 01/23/21		300	219,000

			1,216,242

Gas Utilities — 0.1%
Ferrellgas LP/Ferrellgas Finance Corp., 10.00%, 04/15/25(b)		69	76,281

Health Care Equipment & Supplies(b) — 0.5%
Avantor Funding, Inc., 4.63%, 07/15/28		186	196,695
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA
7.38%, 06/01/25		170	181,050
7.25%, 02/01/28		512	540,160

			917,905

Health Care Providers & Services — 1.4%
Acadia Healthcare Co., Inc.(b)
5.50%, 07/01/28		41	44,036
5.00%, 04/15/29		23	24,553
AdaptHealth LLC(b)
6.13%, 08/01/28		29	31,139

Security		Par (000)	Value

Health Care Providers & Services (continued)
AdaptHealth LLC(b) (continued)
4.63%, 08/01/29(g)	USD	12	$12,330
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		65	71,744
Centene Corp., 4.63%, 12/15/29		25	27,755
CHS/Community Health Systems, Inc.(b)
8.63%, 01/15/24		212	221,010
6.63%, 02/15/25		65	68,411
8.00%, 03/15/26		324	349,110
5.63%, 03/15/27		178	191,394
6.00%, 01/15/29		133	143,675
Encompass Health Corp.
4.50%, 02/01/28		7	7,315
4.75%, 02/01/30		10	10,713
Legacy LifePoint Health LLC(b)
6.75%, 04/15/25		38	40,805
4.38%, 02/15/27		39	39,049
LifePoint Health, Inc., 5.38%, 01/15/29(b)		32	31,931
Prime Healthcare Services, Inc., 7.25%, 11/01/25(b)		25	26,562
Providence Service Corp., 5.88%, 11/15/25(b)		16	16,920
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26(b)		9	9,900
Surgery Center Holdings, Inc.(b)
6.75%, 07/01/25		369	375,457
10.00%, 04/15/27		59	65,195
Tenet Healthcare Corp.(b)
7.50%, 04/01/25		57	62,272
4.88%, 01/01/26		153	160,055
6.25%, 02/01/27		134	142,040
5.13%, 11/01/27		142	150,342
4.63%, 06/15/28		17	17,808
6.13%, 10/01/28		85	88,568
Vizient, Inc., 6.25%, 05/15/27(b)		47	50,525

			2,480,614

Health Care Technology(b) — 0.4%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25		538	548,760
Mednax, Inc., 6.25%, 01/15/27		72	77,217
West Street Merger Sub, Inc., 6.38%, 09/01/25		79	80,975

			706,952

Healthcare — 0.0%
Akumin, Inc., 7.00%, 11/01/25(b)		9	9,450

Hotels, Restaurants & Leisure — 3.1%
Accor SA, 0.70%, 12/07/27	EUR	176	111,187
Affinity Gaming, 6.88%, 12/15/27(b)	USD	20	20,956
Boyd Gaming Corp.
8.63%, 06/01/25(b)		39	43,375
6.38%, 04/01/26		23	23,893
4.75%, 12/01/27		35	36,356
Boyne USA, Inc., 7.25%, 05/01/25(b)		12	12,585
Caesars Entertainment, Inc.(b)
6.25%, 07/01/25		283	301,395
8.13%, 07/01/27		195	215,869
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)		92	97,481
CCM Merger, Inc., 6.38%, 05/01/26(b)		30	31,500
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op(b)
5.50%, 05/01/25		108	112,590
6.50%, 10/01/28		10	10,844

12	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Churchill Downs, Inc.(b)
5.50%, 04/01/27	USD	233	$246,689
4.75%, 01/15/28		122	128,405
Codere Finance 2 Luxembourg SA, 10.75%, 11/01/23(c)(h)	EUR	200	159,303
Codere Finance Luxembourg SA, 10.75%, 09/30/23(i)		130	163,562
CPUK Finance Ltd., 4.88%, 08/28/25	GBP	200	272,100
Dave & Buster’s, Inc., 7.63%, 11/01/25(b)	USD	33	34,732
Fortune Star BVI Ltd.
6.85%, 07/02/24		200	212,250
5.95%, 10/19/25		200	209,250
Golden Nugget, Inc., 6.75%, 10/15/24(b)		378	375,286
Hilton Domestic Operating Co., Inc., 5.75%, 05/01/28(b)		30	32,625
International Game Technology PLC, 3.50%, 06/15/26	EUR	200	252,271
IRB Holding Corp., 7.00%, 06/15/25(b)	USD	29	31,683
Las Vegas Sands Corp.
2.90%, 06/25/25		5	5,232
3.50%, 08/18/26		7	7,491
3.90%, 08/08/29		7	7,528
Marriott International, Inc., Series EE, 5.75%, 05/01/25		75	87,728
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(b)		19	20,330
Powdr Corp., 6.00%, 08/01/25(b)		42	44,205
Scientific Games International, Inc.(b)
8.63%, 07/01/25		40	43,800
8.25%, 03/15/26		88	94,829
7.00%, 05/15/28		40	43,008
7.25%, 11/15/29		33	36,217
SeaWorld Parks & Entertainment, Inc., 9.50%, 08/01/25(b)		25	27,141
Sisal Group SpA, 7.00%, 07/31/23	EUR	69	84,828
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)	USD	254	274,320
Station Casinos LLC, 4.50%, 02/15/28(b)		29	29,218
Stonegate Pub Co. Financing PLC
8.00%, 07/13/25(a)	GBP	340	460,972
8.25%, 07/31/25		100	138,459
Vail Resorts, Inc., 6.25%, 05/15/25(b)	USD	31	33,093
Wagamama Finance PLC, 4.13%, 07/01/22	GBP	100	132,866
Wyndham Destinations, Inc., 6.63%, 07/31/26(b)	USD	27	30,915
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(b)		14	14,547
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(b)		36	37,107
Wynn Macau Ltd., 5.50%, 01/15/26		400	416,000
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(b)
7.75%, 04/15/25		41	44,434
5.13%, 10/01/29		107	112,082

			5,362,537

Household Durables — 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%, 01/15/28(b)		10	10,525
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp.(b)
6.25%, 09/15/27		40	42,550
4.88%, 02/15/30		76	78,565
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(b)		47	50,231
Diebold Nixdorf, Inc., 9.38%, 07/15/25(b)		20	22,400
Installed Building Products, Inc., 5.75%, 02/01/28(b)		18	19,170
K Hovnanian Enterprises, Inc., 7.75%, 02/15/26(b)		82	86,100

Security		Par (000)	Value

Household Durables (continued)
Mattamy Group Corp.(b)
5.25%, 12/15/27	USD	20	$21,150
4.63%, 03/01/30		37	39,220
Modern Land China Co. Ltd.
12.85%, 10/25/21		200	204,500
11.80%, 02/26/22		200	204,250
NCR Corp.(b)
5.75%, 09/01/27		4	4,250
5.00%, 10/01/28		21	22,155
6.13%, 09/01/29		36	39,870
5.25%, 10/01/30		22	23,595
New Home Co., Inc., 7.25%, 10/15/25(b)		12	12,324
Taylor Morrison Communities, Inc., 5.13%, 08/01/30(b)		12	13,440
TRI Pointe Group, Inc., 5.70%, 06/15/28		11	12,419

			906,714

Household Products — 0.0%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(b)		15	15,648

Independent Power and Renewable Electricity Producers — 1.3%
Calpine Corp.(b)
5.13%, 03/15/28		204	214,602
4.63%, 02/01/29		62	63,753
5.00%, 02/01/31		176	183,920
China Shuifa Singyes Energy Holdings Ltd., (2.00% Cash + 4.00% PIK), 6.00%, 12/19/22(e)		207	187,322
Clearway Energy Operating LLC, 4.75%, 03/15/28(b)		31	33,248
Greenko Dutch BV, 5.25%, 07/24/24		250	259,375
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26		400	430,375
Neerg Energy Ltd., 6.00%, 02/13/22		400	405,500
ReNew Power Pvt Ltd., 5.88%, 03/05/27		200	212,062
ReNew Power Synthetic, 6.67%, 03/12/24		200	210,938

			2,201,095

Insurance — 1.3%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/24(b)		7	7,411
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer, 6.75%, 10/15/27(b)		737	788,590
AmWINS Group, Inc., 7.75%, 07/01/26(b)		45	48,326
Asahi Mutual Life Insurance Co., (5 year USD Swap + 4.59%), 6.50%(a)(d)		200	214,605
AssuredPartners, Inc., 5.63%, 01/15/29(b)		56	58,450
ELM BV for Swiss Re Ltd., Series SREN, 3.25%, 06/13/24		200	222,002
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)		35	38,008
HUB International Ltd., 7.00%, 05/01/26(b)		416	435,049
Liberty Mutual Group, Inc., (5 year EUR Swap + 3.70%), 3.63%, 05/23/59(a)	EUR	100	125,678
QBE Insurance Group Ltd., (10 year USD ICE Swap Rate + 4.40%), 5.88%, 06/17/46(a)	USD	200	220,007
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		200	180,000

			2,338,126

Interactive Media & Services — 0.4%
21Vianet Group, Inc., 7.88%, 10/15/21		400	408,000
Arches Buyer, Inc.(b)
4.25%, 06/01/28		23	23,292
6.13%, 12/01/28		8	8,261

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interactive Media & Services (continued)
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 10.75%, 06/01/28(b)	USD	19	$21,660
United Group BV, 4.00%, 11/15/27	EUR	224	273,037

			734,250

Internet & Direct Marketing Retail — 0.0%
Pinduoduo, Inc., 0.00%, 12/01/25(f)	USD	47	57,964

Internet Software & Services — 0.6%
Baozun, Inc., 1.63%, 05/01/24		103	98,891
Expedia Group, Inc., 6.25%, 05/01/25(b)		447	518,118
Uber Technologies, Inc.(b)
7.50%, 05/15/25		238	257,093
8.00%, 11/01/26		60	65,482
7.50%, 09/15/27		61	67,100
6.25%, 01/15/28		38	41,325

			1,048,009

IT Services — 1.0%
Austin BidCo, Inc., 7.13%, 12/15/28(b)		15	15,656
Banff Merger Sub, Inc., 9.75%, 09/01/26(b)		740	799,311
Centurion Bidco SpA, 5.88%, 09/30/26	EUR	312	392,114
Dun & Bradstreet Corp.(b)
6.88%, 08/15/26	USD	95	102,125
10.25%, 02/15/27		76	85,690
Gartner, Inc., 4.50%, 07/01/28(b)		45	47,475
Rackspace Technology Global, Inc., 5.38%, 12/01/28(b)		89	93,245
Science Applications International Corp., 4.88%, 04/01/28(b)		42	44,520
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.(b)
5.75%, 06/01/25		39	41,437
6.75%, 06/01/25		172	177,771
Unisys Corp., 6.88%, 11/01/27(b)		18	19,665

			1,819,009

Leisure Products — 0.2%
Mattel, Inc.
6.75%, 12/31/25(b)		146	154,098
5.88%, 12/15/27(b)		47	52,229
6.20%, 10/01/40		14	16,345
5.45%, 11/01/41		34	37,412

			260,084

Machinery — 0.8%
Clark Equipment Co., 5.88%, 06/01/25(b)		54	56,970
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(b)(e)		19	20,662
Loxam SAS, 3.75%, 07/15/26	EUR	100	123,723
Platin 1426 GmbH, 5.38%, 06/15/23		100	121,360
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(b)	USD	340	353,600
Vertical Midco GmbH, 4.38%, 07/15/27	EUR	315	404,927
Vertical US Newco, Inc., 5.25%, 07/15/27(b)	USD	265	280,900

			1,362,142

Media — 5.3%
Advantage Sales & Marketing, Inc., 6.50%, 11/15/28(b)		25	26,438
Altice Financing SA, 7.50%, 05/15/26(b)		606	639,512
Altice France Holding SA
8.00%, 05/15/27	EUR	100	132,415
10.50%, 05/15/27(b)	USD	600	673,500
Block Communications, Inc., 4.88%, 03/01/28(b)		6	6,180

Security		Par (000)	Value

Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.(b)
4.50%, 08/15/30	USD	173	$183,596
4.25%, 02/01/31		112	118,032
4.50%, 05/01/32		214	228,492
Cengage Learning, Inc., 9.50%, 06/15/24(b)(j)		1,000	935,000
Charter Communications Operating LLC/Charter Communications Operating Capital
5.75%, 04/01/48		200	261,689
3.70%, 04/01/51		105	109,038
Clear Channel Worldwide Holdings, Inc.
9.25%, 02/15/24		405	410,062
5.13%, 08/15/27(b)		251	253,510
Comcast Corp.
3.75%, 04/01/40		110	132,883
4.70%, 10/15/48		40	55,885
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(b)		785	845,602
CSC Holdings LLC(b)
6.50%, 02/01/29		368	415,490
5.75%, 01/15/30		200	219,250
DISH DBS Corp.
5.88%, 07/15/22		12	12,540
7.75%, 07/01/26		106	118,721
Entercom Media Corp., 6.50%, 05/01/27(b)		34	34,553
Globe Telecom, Inc., 2.50%, 07/23/30		200	200,250
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(b)		200	215,250
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(b)(e)		70	67,900
Live Nation Entertainment, Inc.(b)
4.88%, 11/01/24		6	6,075
6.50%, 05/15/27		302	337,793
4.75%, 10/15/27		14	14,349
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(b)		19	19,333
Radiate Holdco LLC/Radiate Finance, Inc.(b)
4.50%, 09/15/26		115	118,594
6.50%, 09/15/28		561	591,154
Scripps Escrow II, Inc., 5.38%, 01/15/31(b)		36	37,530
Sinclair Television Group, Inc., 4.13%, 12/01/30(b)		60	61,394
Summer BC Holdco A Sarl, 9.25%, 10/31/27	EUR	180	232,219
Summer BC Holdco B Sarl, 5.75%, 10/31/26		100	128,670
Summer BidCo BV, (9.00% Cash or 9.75% PIK), 9.00%, 11/15/25(e)		105	132,092
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(b)	USD	200	213,300
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(b)		55	56,925
Terrier Media Buyer, Inc., 8.88%, 12/15/27(b)		205	226,012
Townsquare Media, Inc., 6.88%, 02/01/26(b)(g)		13	13,615
Univision Communications, Inc., 6.63%, 06/01/27(b)		63	67,665
UPC Holding BV, 3.88%, 06/15/29	EUR	100	125,219
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28	GBP	100	139,485
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(b)	USD	400	416,000
WMG Acquisition Corp., 3.88%, 07/15/30(b)		26	27,632

			9,260,844

Metals & Mining — 2.1%
Allegheny Technologies, Inc., 7.88%, 08/15/23		10	10,943
Arconic Corp.(b)
6.00%, 05/15/25		56	59,780

14	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining (continued)
Arconic Corp.(b) (continued)
6.13%, 02/15/28	USD	13	$14,016
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)		335	361,800
Constellium SE, 5.88%, 02/15/26(b)		408	420,240
Freeport-McMoRan, Inc., 5.45%, 03/15/43		626	779,370
Joseph T Ryerson & Son, Inc., 8.50%, 08/01/28(b)		29	32,843
Kaiser Aluminum Corp.(b)
6.50%, 05/01/25		22	23,540
4.63%, 03/01/28		3	3,113
Mongolian Mining Corp/Energy Resources LLC, 9.25%, 04/15/24		400	364,875
New Gold, Inc.(b)
6.38%, 05/15/25		9	9,405
7.50%, 07/15/27		92	101,660
Novelis Corp.(b)
5.88%, 09/30/26		341	356,345
4.75%, 01/30/30		147	158,373
Periama Holdings LLC, 5.95%, 04/19/26		200	212,500
thyssenkrupp AG, 2.88%, 02/22/24	EUR	100	122,806
United States Steel Corp., 12.00%, 06/01/25(b)	USD	106	122,430
Vedanta Resources Finance II PLC
8.00%, 04/23/23		225	188,156
13.88%, 01/21/24		300	315,187

			3,657,382

Multi-line Retail — 0.3%
Dufry One BV, 2.50%, 10/15/24	EUR	100	116,961
Future Retail Ltd., 5.60%, 01/22/25	USD	250	211,641
Macy’s, Inc., 8.38%, 06/15/25(b)		90	99,945
Nordstrom, Inc., 8.75%, 05/15/25(b)		124	138,886

			567,433

Oil, Gas & Consumable Fuels — 5.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 7.88%, 05/15/26(b)		55	56,792
Antero Resources Corp., 8.38%, 07/15/26(b)(g)		9	9,186
Apache Corp.
4.88%, 11/15/27		40	42,400
5.10%, 09/01/40		11	11,729
5.25%, 02/01/42		5	5,389
4.75%, 04/15/43		58	60,138
4.25%, 01/15/44		8	7,893
5.35%, 07/01/49		11	11,286
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b)
9.00%, 11/01/27		56	62,160
8.25%, 12/31/28		24	23,940
Baytex Energy Corp., 8.75%, 04/01/27(b)		39	24,816
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25(b)		35	37,275
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)		242	247,142
Buckeye Partners LP
4.13%, 03/01/25(b)		21	21,262
3.95%, 12/01/26		7	7,091
4.50%, 03/01/28(b)		52	53,560
5.85%, 11/15/43		28	27,550
5.60%, 10/15/44		33	31,721
Cellnex Telecom SA, Series CLNX, 0.75%, 11/20/31	EUR	200	234,981
Cenovus Energy, Inc. 3.00%, 08/15/22	USD	16	16,349

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Cenovus Energy, Inc. (continued)
3.80%, 09/15/23	USD	9	$9,349
5.38%, 07/15/25		64	72,157
5.40%, 06/15/47		8	9,391
Centennial Resource Production LLC, 6.88%, 04/01/27(b)		30	21,525
Citgo Holding, Inc., 9.25%, 08/01/24(b)		1,000	920,000
CITGO Petroleum Corp., 7.00%, 06/15/25(b)		54	53,865
CNX Resources Corp.(b)
7.25%, 03/14/27		43	46,010
6.00%, 01/15/29		55	56,347
Comstock Resources, Inc.
7.50%, 05/15/25(b)		26	26,639
9.75%, 08/15/26		123	132,415
Continental Resources, Inc.
5.75%, 01/15/31(b)		52	57,719
4.90%, 06/01/44		61	60,330
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		306	312,496
CVR Energy, Inc.(b)
5.25%, 02/15/25		24	23,160
5.75%, 02/15/28		13	12,318
DCP Midstream Operating LP
5.63%, 07/15/27		39	43,290
6.75%, 09/15/37(b)		111	119,880
Diamondback Energy, Inc.
4.75%, 05/31/25		125	140,724
3.50%, 12/01/29		37	39,528
Double Eagle III Midco 1 LLC/Double Eagle Finance Corp., 7.75%, 12/15/25(b)		49	51,959
eG Global Finance PLC, 6.25%, 10/30/25		342	429,042
Endeavor Energy Resources LP/EER Finance, Inc.(b)
6.63%, 07/15/25		35	37,450
5.50%, 01/30/26		26	26,680
Energy Transfer Operating LP, 5.30%, 04/15/47		125	138,109
EnLink Midstream LLC, 5.63%, 01/15/28(b)		37	37,747
EnLink Midstream Partners LP
5.60%, 04/01/44		21	16,852
5.05%, 04/01/45		5	3,984
EQM Midstream Partners LP
6.00%, 07/01/25(b)		52	56,940
4.13%, 12/01/26		14	14,105
6.50%, 07/01/27(b)		71	79,948
EQT Corp.
3.90%, 10/01/27		22	21,856
5.00%, 01/15/29		30	31,630
Galaxy Pipeline Assets Bidco Ltd., 2.63%, 03/31/36		200	207,000
Genesis Energy LP/Genesis Energy Finance Corp.
8.00%, 01/15/27		36	35,647
7.75%, 02/01/28		21	20,107
Harvest Midstream I LP, 7.50%, 09/01/28(b)		56	59,570
Hess Corp., 5.80%, 04/01/47		248	315,547
Hess Midstream Operations LP, 5.13%, 06/15/28(b)		21	21,952
Hilong Holding Ltd., 8.25%, 09/26/22(c)(h)		400	310,000
Holly Energy Partners LP/Holly Energy Finance Corp., 5.00%, 02/01/28(b)		29	29,217
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)		40	40,900
Ithaca Energy North Sea PLC, 9.38%, 07/15/24(b)		200	195,828
MasTec, Inc., 4.50%, 08/15/28(b)		34	35,700
Matador Resources Co., 5.88%, 09/15/26		73	71,540

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26	USD	200	$214,125
MEG Energy Corp.(b)
7.00%, 03/31/24		38	38,380
6.50%, 01/15/25		196	201,890
Murphy Oil Corp., 6.38%, 12/01/42		2	1,763
Murphy Oil USA, Inc., 4.75%, 09/15/29		24	25,530
Neptune Energy Bondco PLC, 6.63%, 05/15/25(b)		400	395,708
New Enterprise Stone & Lime Co. Inc., 9.75%, 07/15/28 (b)		12	13,140
New Fortress Energy, Inc., 6.75%, 09/15/25(b)		349	370,701
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		96	129,790
NuStar Logistics LP
5.75%, 10/01/25		20	21,300
6.38%, 10/01/30		5	5,664
Occidental Petroleum Corp.
2.70%, 08/15/22		33	33,041
2.70%, 02/15/23		84	83,920
6.95%, 07/01/24		14	15,120
2.90%, 08/15/24		22	21,175
5.50%, 12/01/25		31	32,321
3.40%, 04/15/26		12	11,441
8.88%, 07/15/30		7	8,216
6.13%, 01/01/31		50	53,510
4.30%, 08/15/39		71	60,032
6.20%, 03/15/40		118	116,820
4.50%, 07/15/44		16	13,560
4.63%, 06/15/45		101	88,035
6.60%, 03/15/46		3	3,044
4.40%, 04/15/46		56	48,802
4.10%, 02/15/47		13	10,627
4.20%, 03/15/48		28	22,820
4.40%, 08/15/49		20	16,856
ONEOK, Inc., 4.50%, 03/15/50		272	285,215
Ovintiv Exploration, Inc., 5.75%, 01/30/22		21	21,812
Parkland Corp., 5.88%, 07/15/27(b)		29	31,356
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25(b)		176	173,518
PDC Energy, Inc.
6.13%, 09/15/24		2	2,055
5.75%, 05/15/26		20	20,650
Pertamina Persero PT, 4.18%, 01/21/50		200	214,875
QEP Resources, Inc.
5.38%, 10/01/22		6	6,248
5.25%, 05/01/23		74	77,885
5.63%, 03/01/26		7	7,676
Range Resources Corp.
5.00%, 08/15/22		6	5,940
5.00%, 03/15/23		5	4,875
4.88%, 05/15/25		8	7,557
Rattler Midstream LP, 5.63%, 07/15/25(b)		46	48,587
Rubis Terminal Infra SAS, 5.63%, 05/15/25	EUR	100	130,155
Sabine Pass Liquefaction LLC, 4.50%, 05/15/30(b)	USD	46	54,523
Santos Finance Ltd., 5.25%, 03/13/29		200	223,800
SM Energy Co.
6.13%, 11/15/22		7	6,755
10.00%, 01/15/25(b)		64	68,800
Southwestern Energy Co., 8.38%, 09/15/28		26	28,210
Sunoco Logistics Partners Operations LP, 5.40%, 10/01/47		250	279,334

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Sunoco LP/Sunoco Finance Corp., 6.00%, 04/15/27	USD	2	$2,126
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(b)
7.50%, 10/01/25		21	22,671
6.00%, 12/31/30		26	26,755
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.50%, 03/01/30		61	66,228
4.88%, 02/01/31(b)		58	63,196
Thaioil Treasury Center Co. Ltd., 3.75%, 06/18/50		200	198,250
Transocean, Inc., 11.50%, 01/30/27(b)		21	15,015
Viper Energy Partners LP, 5.38%, 11/01/27(b)		35	36,575
Western Midstream Operating LP
5.30%, 03/01/48		62	61,440
6.25%, 02/01/50		64	70,400
WPX Energy, Inc.
5.88%, 06/15/28		37	40,331
4.50%, 01/15/30		76	80,560

			9,879,817

Personal Products — 0.1%
Coty, Inc., 4.75%, 04/15/26	EUR	200	228,273
Edgewell Personal Care Co., 5.50%, 06/01/28(b)	USD	13	13,971

			242,244

Pharmaceuticals — 1.9%
AbbVie, Inc., 4.75%, 03/15/45		250	326,731
Bausch Health Cos., Inc.(b)
6.13%, 04/15/25		101	104,097
7.00%, 01/15/28		62	68,150
5.00%, 01/30/28		55	56,680
5.00%, 02/15/29		108	111,046
6.25%, 02/15/29		105	114,056
7.25%, 05/30/29		62	69,695
5.25%, 01/30/30		699	733,950
5.25%, 02/15/31		61	63,728
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28	EUR	164	205,167
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/27(b)	USD	22	24,557
Jaguar Holding Co. II/PPD Development LP, 5.00%, 06/15/28(b)		99	105,682
Luye Pharma Group Ltd., 1.50%, 07/09/24		400	378,492
Nidda BondCo GmbH, 5.00%, 09/30/25	EUR	100	123,372
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25(b)	USD	26	27,950
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)		383	415,555
Rossini Sarl, 6.75%, 10/30/25	EUR	100	130,106
Teva Pharmaceutical Finance Netherlands II BV
6.00%, 01/31/25		100	132,396
1.88%, 03/31/27		100	110,827

			3,302,237

Producer Durables: Miscellaneous — 0.4%
Celestial Dynasty Ltd., 4.25%, 06/27/29	USD	200	207,000
Oracle Corp., 4.00%, 11/15/47		425	524,827

			731,827

Real Estate Management & Development — 8.4%
Agile Group Holdings Ltd., (5 year CMT + 11.08%), 7.75%(a)(d)		600	619,500
Central China Real Estate Ltd. 6.75%, 11/08/21		200	202,080

16	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
Central China Real Estate Ltd. (continued)
7.25%, 04/24/23	USD	400	$409,000
7.90%, 11/07/23		200	205,000
China Aoyuan Group Ltd., 6.35%, 02/08/24		250	260,937
China Evergrande Group
11.50%, 01/22/23		290	275,591
12.00%, 01/22/24		450	427,078
CIFI Holdings Group Co. Ltd.
6.45%, 11/07/24		200	215,437
5.25%, 05/13/26		200	208,500
Consus Real Estate AG, 9.63%, 05/15/24	EUR	200	261,980
Country Garden Holdings Co. Ltd.
3.13%, 10/22/25	USD	200	201,750
4.80%, 08/06/30		200	215,250
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/28(b)		60	66,150
Easy Tactic Ltd.
5.88%, 02/13/23		300	262,074
8.13%, 02/27/23		200	182,000
Elect Global Investments Ltd., (5 year CMT + 2.89%), 4.10%(a)(d)		250	252,109
ESR Cayman Ltd., 1.50%, 09/30/25		200	222,900
Fantasia Holdings Group Co. Ltd.
11.75%, 04/17/22		400	421,500
12.25%, 10/18/22		200	214,063
Howard Hughes Corp., 5.38%, 08/01/28(b)		90	96,795
JGC Ventures Pte Ltd., 10.75%, 08/30/21(c)(h)		200	82,000
Jingrui Holdings Ltd., 10.88%, 10/04/21		200	197,500
Jinke Properties Group Co. Ltd., 8.38%, 06/20/21		400	405,500
Kaisa Group Holdings Ltd.
11.95%, 10/22/22		200	211,563
10.88%, 07/23/23		350	364,984
9.38%, 06/30/24		400	387,375
KWG Group Holdings Ltd.
7.88%, 09/01/23		200	209,500
6.30%, 02/13/26		200	203,250
Logan Group Co. Ltd.
6.50%, 07/16/23		400	415,500
5.25%, 10/19/25		200	208,000
New Metro Global Ltd.
7.50%, 12/16/21		200	205,250
4.80%, 12/15/24		200	202,250
No Va Land Investment Group Corp., 5.50%, 04/27/23		400	400,640
Powerlong Real Estate Holdings Ltd.
7.13%, 11/08/22		210	219,187
6.95%, 07/23/23		200	209,000
Realogy Group LLC/Realogy Co-Issuer Corp., 7.63%, 06/15/25(b)		27	29,314
Redco Properties Group Ltd., 8.50%, 08/19/21		200	201,100
Redsun Properties Group Ltd., 9.95%, 04/11/22		400	419,000
Ronshine China Holdings Ltd., 8.95%, 01/22/23		400	417,375
Scenery Journey Ltd., 11.50%, 10/24/22		200	185,313
Seazen Group Ltd., 6.45%, 06/11/22		200	205,750
Shimao Group Holdings Ltd., 5.60%, 07/15/26		350	382,375
Sino-Ocean Land Treasure IV Ltd., 4.75%, 08/05/29		300	312,937
Sunac China Holdings Ltd., 7.00%, 07/09/25		405	421,200
Times China Holdings Ltd.
7.63%, 02/21/22		300	304,500
6.75%, 07/08/25		200	212,250

Security		Par (000)	Value

Real Estate Management & Development (continued)
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32	GBP	100	$133,073
Wanda Group Overseas Ltd., 7.50%, 07/24/22	USD	200	194,500
Wanda Properties Overseas Ltd., 6.88%, 07/23/23		200	203,875
Yango Justice International Ltd., 7.50%, 04/15/24		300	307,500
Yuzhou Group Holdings Co. Ltd., 8.30%, 05/27/25		400	431,250
Yuzhou Properties Co. Ltd., 6.00%, 10/25/23		200	204,688
Zhenro Properties Group Ltd.
9.15%, 03/08/22		200	206,750
8.70%, 08/03/22		200	208,750
8.35%, 03/10/24		200	210,313
7.35%, 02/05/25		200	207,063
Zhongliang Holdings Group Co. Ltd., 8.75%, 06/27/21		200	200,231

			14,740,300

Road & Rail — 0.1%
CMA CGM SA, 7.50%, 01/15/26	EUR	172	224,832

Semiconductors & Semiconductor Equipment — 0.7%
ams AG
6.00%, 07/31/25		101	130,611
2.13%, 11/03/27		100	122,014
Series AMS, 0.00%, 03/05/25(f)		200	181,052
Broadcom, Inc., 4.70%, 04/15/25	USD	350	401,089
NVIDIA Corp., 3.50%, 04/01/50		205	248,683
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.40%, 05/01/30(b)		100	113,401

			1,196,850

Software — 1.0%
Boxer Parent Co., Inc.
6.50%, 10/02/25	EUR	400	515,908
7.13%, 10/02/25(b)	USD	76	82,494
9.13%, 03/01/26(b)		131	140,825
BY Crown Parent LLC, 7.38%, 10/15/24(b)		394	400,895
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(b)		221	229,011
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (b)		409	419,736

			1,788,869

Specialty Retail — 0.3%
Gap, Inc., 8.88%, 05/15/27(b)		31	35,960
L Brands, Inc.(b)
6.88%, 07/01/25		83	90,120
6.63%, 10/01/30		22	24,475
PetSmart, Inc., 5.88%, 06/01/25(b)		152	156,180
Staples, Inc., 7.50%, 04/15/26(b)		133	138,888
Tendam Brands SAU, (3 mo. EURIBOR + 5.25%), 5.25%, 09/15/24(a)	EUR	100	112,697

			558,320

Textiles, Apparel & Luxury Goods — 1.3%
Calceus Acquisition, Inc., 1.00%, 02/12/25(k)	USD	1,933	2,123,909
European TopSoho Sarl, Series SMCP, 4.00%, 09/21/21	EUR	100	80,055
Prime Bloom Holdings Ltd., 6.95%, 07/05/22	USD	200	34,000
Wolverine World Wide, Inc., 6.38%, 05/15/25(b)		12	12,780

			2,250,744

Thrifts & Mortgage Finance — 0.3%
Genworth Mortgage Holdings, Inc., 6.50%, 08/15/25(b)		94	101,755
LD Holdings Group LLC, 6.50%, 11/01/25(b)		9	9,473
MGIC Investment Corp., 5.25%, 08/15/28		32	34,240
Mongolian Mortgage Corp. Hfc LLC, 9.75%, 01/29/22		200	198,812

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Thrifts & Mortgage Finance (continued)
Nationstar Mortgage Holdings, Inc.(b)
6.00%, 01/15/27	USD	70	$74,288
5.50%, 08/15/28		48	50,400
5.13%, 12/15/30		29	30,311

			499,279

Tobacco — 0.1%
Altria Group, Inc., 4.45%, 05/06/50		95	112,312
BAT Capital Corp., 4.54%, 08/15/47		100	111,045

			223,357

Transportation — 0.2%
Autostrade per l’Italia SpA
2.00%, 12/04/28	EUR	196	240,042
1.88%, 09/26/29		100	120,638

			360,680

Utilities — 0.4%
China Huadian Overseas Development Ltd., (5 year CMT + 6.07%), 3.38%(a)(d)	USD	200	204,500
Huachen Energy Co. Ltd., 6.63%, 05/18/21(c)(h)		200	77,100
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(b)		99	104,445
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38		200	223,126
Thames Water Kemble Finance PLC, 4.63%, 05/19/26	GBP	109	150,533

			759,704

Wireless Telecommunication Services — 1.0%
Altice France SA
7.38%, 05/01/26(b)	USD	408	429,420
5.88%, 02/01/27	EUR	200	259,931
4.13%, 01/15/29		100	124,486
Crown Castle International Corp.
3.30%, 07/01/30	USD	105	117,524
4.15%, 07/01/50		70	85,084
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.88%, 05/01/24(b)		38	40,688
T-Mobile USA, Inc., 3.88%, 04/15/30(b)		100	115,820
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC
6.00%, 04/15/23(b)		39	39,780
8.25%, 10/15/23		103	103,773
7.88%, 02/15/25(b)		87	93,456
VICI Properties LP/VICI Note Co., Inc., 4.13%, 08/15/30(b)		313	330,412

			1,740,374

Total Corporate Bonds — 65.5% (Cost: $108,226,585)			114,731,777

Floating Rate Loan Interests

Aerospace & Defense(a) — 0.7%
Bleriot US Bidco, Inc.
Delayed Draw Term Loan, (3 mo. LIBOR + 4.75%), 5.00%, 10/31/26		2	2,109
Term Loan B, (3 mo. LIBOR + 4.75%), 5.00%, 10/31/26		13	13,499
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.75%, 04/06/26		42	39,939

Security		Par (000)	Value

Aerospace & Defense (continued)
Dynasty Acquisition Co., Inc. (continued)
2020 Term Loan B1, (3 mo. LIBOR + 3.50%), 3.75%, 04/06/26	USD	78	$74,287
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 5.65%, 04/09/26		25	19,700
One Sky Flight, LLC, Term Loan, (3 mo. LIBOR + 7.50%, 1.00% Floor), 8.50%, 12/27/24(k)		941	950,266
Spirit Aerosystems, Inc., 2020 Term Loan B, (1 mo. LIBOR + 5.25%, 0.75% Floor), 6.00%, 01/15/25		32	32,240
Trandigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.40%, 12/09/25		105	102,817

			1,234,857

Air Freight & Logistics — 0.0%
WestJet Airlines Ltd., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26(a)		73	69,537

Airlines(a) — 0.1%
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 1.90%, 01/29/27		11	9,000
2017 Incremental Term Loan, (1 mo. LIBOR + 2.00%), 2.16%, 12/14/23		54	48,419
Repriced TL B due 2023, (1 mo. LIBOR + 2.00%), 2.15%, 04/28/23		92	82,890
JetBlue Airways Corp., Term Loan, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/17/24		21	22,017
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/20/27		87	90,426

			252,752

Auto Components(a) — 1.6%
MetricStream, Inc., Term Loan, (1 mo. LIBOR + 8.00%), 9.00%, 09/28/24(k)		2,000	1,960,000
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 3.65%, 04/30/26		148	147,150
Sonny’s Enterprises, Inc., 2020 Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 08/05/26		609	596,897
USI, Inc.
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 3.25%, 05/16/24		91	89,979
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%), 4.25%, 12/02/26		5	4,935
Wand NewCo 3, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 02/05/26		45	44,350

			2,843,311

Automobiles(a) — 0.0%
Mavis Tire Express Services Corp.
2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 3.50%, 03/20/25		30	29,340
2020 Add-On Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 03/20/25		30	30,075

			59,415

Building Materials(a) — 0.0%
Allied Universal Holdco LLC, 2019 Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 07/12/26		43	42,791
CHI Overhead Doors, Inc., Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/31/25		5	4,994

18	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Materials (continued)
CP Atlas Buyer, Inc.
2020 Delayed Draw Term Loan B2, (3 mo. LIBOR + 4.50%, 0.75% Floor), 5.25%, 11/23/27	USD	7	$6,758
2020 Term Loan B1, (3 mo. LIBOR + 4.50%, 0.75% Floor), 5.25%, 11/23/27		20	20,275

			74,818

Building Products(a) — 0.4%
Coolsys, Inc.(k)
Delayed Draw Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 11/20/26		25	24,450
Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 11/20/26		426	422,101
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/05/24		52	51,551
MI Windows and Doors LLC, 2020 Term Loan, 12/18/27(l)		12	12,015
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/19/23		105	105,486

			615,603

Capital Markets(a) — 0.4%
Deerfield Dakota Holding LLC, 2020 USD Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/09/27		136	135,960
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%), 3.75%, 11/12/27		31	30,942
GT Polaris, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 09/24/27		17	17,004
Pico Quantitative Trade Holding LLC, Term Loan, (3 mo. LIBOR + 7.25%, 1.50% Floor), 8.75%, 02/05/25(k)		439	434,951

			618,857

Chemicals(a) — 0.3%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/24		106	105,861
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 08/27/26		61	60,984
Axalta Coating Systems US Holdings, Inc., USD Term Loan B3, (3 mo. LIBOR + 1.75%), 2.00%, 06/01/24		15	15,224
Chemours Co., 2018 USD Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 04/03/25		15	14,461
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/28/24		1	1,344
Encapsys LLC, 2020 Term Loan B2, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 11/07/24(k)		30	30,343
Illuminate Buyer LLC, Term Loan, (1 mo. LIBOR + 4.00%), 4.15%, 06/30/27		75	74,578
Invictus US LLC
1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 03/28/25		17	16,346
2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 6.90%, 03/30/26		20	18,932
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 2.75%, 03/02/26		53	52,571
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 05/15/24		35	34,601

Security		Par (000)	Value

Chemicals (continued)
Oxea Holding Drei GmbH, 2017 USD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.75%, 10/14/24	USD	56	$55,237
Starfruit Finco BV, 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 10/01/25		6	5,884

			486,366

Commercial Services & Supplies(a) — 0.3%
Asurion LLC
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 3.15%, 11/03/24		90	89,059
2020 Term Loan B8, (3 mo. LIBOR + 3.25%), 3.49%, 12/23/26		46	45,544
Creative Artists Agency LLC
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 11/26/26		17	17,101
2020 Incremental Term Loan B1, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 11/26/26		65	63,791
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 12/12/25(k)		60	59,940
Diamond (BC) BV, USD Term Loan, (3 mo. LIBOR + 3.00%), 3.21%, 09/06/24		51	50,057
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.44%, 09/19/26		16	15,419
Prime Security Services Borrower LLC, 2019 Term Loan B1, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 09/23/26		52	51,632
US Ecology, Inc., Term Loan B, (1 mo. LIBOR + 2.50%), 2.65%, 11/01/26		8	7,907
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 4.65%, 08/27/25		60	60,279
West Corp., 2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 10/10/24		22	21,141

			481,870

Construction & Engineering(a) — 0.1%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		117	113,280
Pike Corp., 2020 Term Loan B, (1 mo. LIBOR + 3.97%), 4.12%, 07/24/26		10	10,277
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 04/12/25		16	15,718
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 05/23/25		85	83,691

			222,966

Construction Materials(a) — 0.5%
Core & Main LP, 2017 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 08/01/24		123	122,513
Filtration Group Corp.
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 03/29/25		60	59,635
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 03/29/25		45	44,858
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/25/23		29	28,545
Kellermeyer Bergensons Services LLC(k)
2019 Term Loan, (3 mo. LIBOR + 6.50%, 1.00% Floor), 7.50%, 11/07/26		425	429,042

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Construction Materials (continued)
Kellermeyer Bergensons Services LLC(k) (continued)
2020 Delayed Draw Term Loan, (3 mo. LIBOR + 6.50%, 1.00% Floor), 7.50%, 11/07/26	USD	94	$94,389
2021 Delayed Draw Term Loan, (3 mo. LIBOR + 6.50%, 1.00% Floor), 7.50%, 11/07/26		24	24,607
Potters Industries LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/09/27(k)		16	16,000

			819,589

Consumer Discretionary(a)(l) — 0.0%
Zaxby’s Operating Company LLC
1st Lien Term Loan, 12/10/27		30	30,000
2nd Lien Term Loan, 12/08/28		20	20,200

			50,200

Containers & Packaging(a) — 0.1%
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 3.48%, 04/03/24		84	80,622
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/29/23		55	54,726
Pregis TopCo Corp.
1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 08/01/26		31	30,673
2020 Incremental Term Loan, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 08/01/26		7	6,947
Tosca Services LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 08/18/27		18	18,053

			191,021

Distributors(a) — 0.1%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 2.15%, 01/15/27		73	72,181
TMK Hawk Parent Corp.
2020 Super Priority First Out Term Loan A, (1 mo. LIBOR + 9.50%, 1.00% Floor), 10.50%, 05/30/24		22	20,825
2020 Super Priority Second Out Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 08/28/24		72	56,142

			149,148

Diversified Consumer Services(a) — 1.3%
Amentum Government Services Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.50%), 3.65%, 02/01/27		11	10,904
APX Group, Inc., 2020 Term Loan, (1 mo. LIBOR + 5.00%), 5.15%, 12/31/25		23	22,736
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 07/12/24		44	44,036
Ascend Learning, LLC, 2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 07/12/24		15	14,987
BidFair MergerRight, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 01/15/27		90	89,982
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (1 mo. LIBOR + 1.75%, 0.75% Floor), 2.50%, 11/07/23		39	38,767
Chronicle Bidco, Inc.(k)
2020 Delayed Draw Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 11/14/25		17	16,275
2020 Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 11/14/25		1,312	1,293,494
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 07/11/25		70	67,721

Security		Par (000)	Value

Diversified Consumer Services (continued)
Midas Intermediate Holdco II LLC, 2020 Term Loan B, 12/22/25(l)	USD	60	$61,266
Open Lending LLC, Term Loan B, (3 mo. LIBOR + 6.50%, 1.00% Floor), 7.50%, 03/11/27(k)		557	554,346
PAI Holdco, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 10/28/27		16	16,000
Uber Technologies, Inc., 2018 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 07/13/23		47	46,467

			2,276,981

Diversified Financial Services(a) — 7.0%
Advisor Group, Inc., 2019 Term Loan B, (1 mo. LIBOR + 5.00%), 5.15%, 08/01/26		23	22,396
Alchemy Copyrights LLC, Term Loan B, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 08/16/27(k)		18	18,000
Allsup’s Convenience Stores, Inc., Term Loan, (1 mo. LIBOR + 6.25%), 6.40%, 11/18/24		15	14,775
Amerilife Holdings LLC, Second Lien Term Loan, (6 mo. LIBOR + 8.50%, 1.00% Floor), 9.50%, 03/18/28(k)		579	575,121
Applecaramel Buyer LLC, Term Loan B, (6 mo. LIBOR + 4.00%), 4.50%, 10/19/27		30	29,962
Bad Boy Movers Acquisition LLC, Term Loan B, (3 mo. LIBOR + 5.75%), 6.75%, 12/06/25(k)		636	616,515
Barri Financial Group LLC, Term Loan, (3 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 10/23/24(k)		311	316,916
Comet Bidco Ltd., 2018 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 09/30/24		1,970	1,751,798
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (6 mo. LIBOR + 7.25%, 0.75% Floor), 8.00%, 12/01/28		14	14,088
2020 Term Loan B, (6 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 09/30/27		82	81,915
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 4.25%, 02/07/25		76	75,454
GC Waves Holdings, Inc., (3 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 10/31/25(k)		468	457,992
IT Parent LLC, (3 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 10/01/26(k)		2,797	2,782,661
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/03/24		59	55,663
LBM Acquisition LLC(l)
Delayed Draw Term Loan, 12/09/27		5	4,641
Term Loan B, 12/17/27		21	20,885
LEB Holdings (USA), Inc, Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/02/27		22	22,049
Milano Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		53	52,911
Northwest Fiber LLC
Term Loan B, (1 mo. LIBOR + 5.50%), 5.65%, 05/21/27		20	19,931
Term Loan B, (3 mo. LIBOR + 5.50%), 5.65%, 05/21/27		1,327	1,328,736
Paula’s Choice Holdings, Inc., Term Loan, (1 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 11/02/25		2,500	2,431,250
SMG US Midco 2, Inc., 2020 Term Loan, (3 mo. LIBOR + 2.50%), 2.71%, 01/23/25		48	45,369
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.50%, 07/30/25		8	8,013
Therma Intermediate LLC, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/10/27		15	15,081

20	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
Villa Bidco, Inc(k)
Revolver, (3 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 03/21/25	USD	8	$7,811
Term Loan, (3 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 03/21/25		701	702,514
Villa Bidco, Inc., Term Loan, (1 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 03/21/25(k)		636	636,000
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 02/28/27		78	77,939
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 2.66%, 04/30/28		33	32,763

			12,219,149

Diversified Telecommunication Services(a) — 1.4%
Cablevision Lightpath LLC, Term Loan B, (3 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 09/29/27		12	11,966
Consolidated Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 10/02/27		27	27,018
Frontier Communications Corp., 2020 DIP Exit Term Loan, (1 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 10/08/21		2,206	2,213,000
GCI LLC, 2020 Term Loan B, 10/15/25(k)(l)		26	25,797
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 05/16/24		67	66,821
Intelsat Jackson Holdings SA
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		5	5,063
2020 DIP Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 07/13/22		2	1,763
Iridium Satellite LLC, Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 11/04/26		44	44,665
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/15/24		74	73,666
Telesat Canada, Term Loan B5, (1 mo. LIBOR + 2.75%), 2.90%, 12/07/26		13	12,534

			2,482,293

Electric Utilities — 0.0%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 12/15/27(a)		31	30,953

Electrical Equipment — 0.0%
Gates Global LLC, 2017 USD Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/01/24(a)		77	77,147

Entertainment — 0.1%
MSG National Properties LLC, Term Loan, (3 mo. LIBOR + 6.25%, 0.75% Floor), 7.00%, 11/12/25(a)(k)		111	111,555

Environmental, Maintenance, & Security Service(a) — 0.1%
Asplundh Tree Expert LLC, Term Loan B, (1 mo. LIBOR + 2.50%), 2.65%, 09/07/27		43	42,973
TruGreen Limited Partnership, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/02/27(k)		55	55,388

			98,361

Security		Par (000)	Value

Food & Staples Retailing(a) — 1.1%
Hearthside Food Solutions LLC
2018 Term Loan B, (1 mo. LIBOR + 3.68%), 3.83%, 05/23/25	USD	49	$48,246
2020 Incremental Term Loan B3, (1 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 05/23/25		11	10,954
JP Intermediate B LLC, Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 11/20/25		1,970	1,737,895
US Foods, Inc.
2016 Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 06/27/23		98	96,628
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 09/13/26		22	21,369

			1,915,092

Food Products(a) — 0.6%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 10/01/25		28	28,181
Arnott’s Biscuits Ltd., AUD 2nd Lien Term Loan, (3mo. Libor + 8.50%, 1.00% Floor), 9.50%, 12/17/27(k)	AUD	1,000	763,240
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.65%, 10/10/26(l)	USD	6	5,983
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/23/27		74	73,557
Froneri International Ltd.
2020 USD 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 5.90%, 01/29/28		14	14,129
2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 2.40%, 01/29/27		92	90,793
Pathway Vet Alliance LLC
2020 Delayed Draw Term Loan, (1 mo. LIBOR + 4.00%), 4.15%, 03/31/27		1	931
2020 Term Loan, (1 mo. LIBOR + 4.00%), 4.15%, 03/31/27		11	11,401
Reynolds Group Holdings, Inc.
2017 Term Loan, (1 mo. LIBOR + 2.75%), 2.90%, 02/05/23		27	26,834
2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 02/05/26		12	12,346
Shearer’s Foods, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 09/23/27		22	21,938
Sovos Brands Intermediate, Inc., 2018 Term Loan, (3 mo. LIBOR + 4.75%), 4.96%, 11/20/25(k)		42	41,946

			1,091,279

Health Care Equipment & Supplies(a) — 0.1%
Avantor Funding, Inc., 2020 Incremental Term Loan B4, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 11/06/27		46	46,029
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 06/30/25		81	79,465

			125,494

Health Care Providers & Services(a) —1.8%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/30/25		18	17,662
Aveanna Healthcare LLC
2018 Incremental Term Loan B, 03/18/24(l)		527	514,174
2020 Incremental Term Loan, (3 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 03/18/24		798	788,000
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 06/07/23		60	59,896

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/08/27	USD	25	$24,916
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 10/10/25		40	32,975
EyeCare Partners LLC
2020 2nd Lien Term Loan, (1 mo. LIBOR + 8.25%), 8.40%, 02/18/28		500	455,000
2020 Delayed Draw Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 02/18/27		6	6,403
2020 Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 02/18/27		28	27,236
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 4.75%, 03/05/26		47	43,458
Gentiva Health Services, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.44%, 07/02/25		24	23,541
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 08/06/26		46	46,433
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 06/07/23		7	6,747
Precision Medicine Group LLC, Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 11/18/27(k)		47	47,106
Quorum Health Corp., 2020 Term Loan, 04/29/25(l)		997	976,250
Sotera Health Holdings LLC, 2019 Term Loan, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/11/26		125	125,532

			3,195,329

Health Care Services(a) — 1.2%
Azalea Topco, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 3.71%, 07/25/26		53	52,592
Team Services Group, Second Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.00%, 10/27/28(k)		2,000	1,980,000
Unified Physician Management LLC, 2020 Term Loan, 12/16/27(l)		33	32,752
WP CityMD Bidco LLC, 2019 Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 08/13/26		53	52,846

			2,118,190

Health Care Technology(a) — 0.2%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 03/01/24		58	57,618
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.90%, 10/10/25		105	103,892
Press Ganey Holdings, Inc., 2020 Incremental Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 07/25/26		110	109,725

			271,235

Hotels, Restaurants & Leisure(a) — 0.4%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.90%, 11/19/26		31	30,577
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 02/02/26		15	14,315
Aristocrat Leisure Ltd., 2020 Incremental Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/24		23	22,928
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 2.35%, 09/15/23		24	23,640

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 12/23/24	USD	76	$74,314
2020 Term Loan B1, (1 mo. LIBOR + 4.50%), 4.65%, 07/20/25		77	76,831
CCM Merger, Inc., 2020 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/04/25		35	34,898
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 03/08/24		102	91,044
Four Seasons Hotels Ltd., New 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.15%, 11/30/23		29	29,211
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 10/04/23		49	47,259
Golden Nugget, Inc., 2020 Initial Term Loan, (3 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 10/04/23(k)		4	4,904
Herschend Entertainment Co. LLC, Term Loan B, (3 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 08/25/25(k)		14	14,035
IRB Holding Corp.
2020 Fourth Amendment Incremental Term Loan, 11/12/27(l)		99	99,031
2020 Term Loan B, (6 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/05/25		49	48,831
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/29/24		9	8,220
Playtika Holding Corp., Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 12/10/24		25	24,719
Scientific Games International, Inc., 2018 Term Loan B5 , (1 mo. LIBOR + 2.75%), 2.90%, 08/14/24		20	19,438
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 3.75%, 07/10/25		30	29,618
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 2.50%, 02/08/27		45	44,211
Travelport Finance (Luxembourg) Sarl
(3 mo. LIBOR + 7.00%, 1.00% Floor), 9.00%, 02/28/25		29	28,044
2019 Term Loan, (3 mo. LIBOR + 5.00%), 5.25%, 05/29/26		30	20,562

			786,630

Household Durables — 0.0%
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 10/30/27(a)		27	27,013

Independent Power and Renewable Electricity Producers(a) — 0.5%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 01/15/25		13	13,121
MSM Acquisitions, Inc., Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 12/09/26		858	840,831

			853,952

Industrial Conglomerates(a) — 0.2%
AVSC Holding Corp.
(3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 03/03/25		96	81,213
(6 mo. LIBOR + 15.00%), 15.26%, 10/15/26(k)		27	31,615

22	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Industrial Conglomerates (continued)
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 11/28/23	USD	25		$25,177
Vertical US Newco, Inc., USD Term Loan B, (6 mo. LIBOR + 4.25%), 4.57%, 07/30/27		38		38,034
Vertiv Group Corp., Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 03/02/27		152		150,601

				326,640

Insurance(a) — 2.3%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 05/09/25		55		53,854
Alliant Holdings Intermediate LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 05/09/25		36		35,740
AmWINS Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 01/25/24		—	(m)	327
AssuredPartners Capital, Inc., 2020 Incremental Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/13/27		22		21,849
AssuredPartners, Inc., 2020 Term Loan B, (1 mo. LIBOR + 3.50%), 3.65%, 02/13/27		30		29,895
Higginbotham Insurance Agency, Inc., 2020 Term Loan, (3 mo. LIBOR + 5.75%, 0.75% Floor), 6.50%, 11/25/26(k)		1,951		1,935,260
HUB International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 2.75%), 3.00%, 04/25/25		101		99,316
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 04/25/25		21		20,822
Integrity Marketing Acquisition LLC, 2020 3rd Amendment Delayed Draw Term Loan, (3 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 08/27/25(k)		871		884,638
Puppet, Inc., Delayed Draw Term Loan, (3 mo. LIBOR + 8.50%, 1.00% Floor), 9.50%, 06/11/23(k)		763		753,035
Ryan Specialty Group LLC, Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 09/01/27		35		34,782
Sedgwick Claims Management Services, Inc.
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 4.15%, 09/03/26		34		34,324
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		48		48,059

				3,951,901

Interactive Media & Services(a) — 0.1%
Adevinta ASA, USD Term Loan B, 10/13/27(l)		57		56,851
Camelot U.S. Acquisition 1 Co., 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/31/26		88		87,917
Go Daddy Operating Co. LLC, 2020 Term Loan B3, (1 mo. LIBOR + 2.50%), 2.65%, 08/10/27		47		46,902

				191,670

Internet & Direct Marketing Retail — 1.2%
CNT Holdings I Corp., 2020 Term Loan, (6 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/08/27(a)		59		58,899
Syndigo LLC, (3 mo. LIBOR + 8.00%, 0.75% Floor), 8.75%, 12/15/28		2,000		1,970,000

				2,028,899

IT Services(a) — 3.3%
Acquia, Inc., Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 10/31/25(k)		316		321,214

Security		Par (000)	Value

IT Services (continued)
Ancestry.com, Inc., 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 12/06/27	USD	52	$52,026
Aruba Investments, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.75%, 0.75% Floor), 8.50%, 11/24/28		45	45,000
2020 USD Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/24/27		19	18,976
Camelot U.S. Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 10/31/26		114	113,250
Edifecs, Inc., Tranche B Term Loan, (3 mo. LIBOR + 7.50%, 1.00% Floor), 8.50%, 09/21/26(k)		1,057	1,062,860
Greeneden US Holdings II LLC, 2020 USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/01/27		153	153,514
GreenSky Holdings LLC, 2020 Term Loan B2, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 03/29/25(k)		70	68,257
Hyphen Solutions LLC, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 10/27/26(k)		1,500	1,492,500
Peak 10 Holding Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 3.75%, 08/01/24		34	30,509
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 02/12/27		66	62,522
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/03/23		4	4,499
Sophia LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 10/09/28(k)		1,000	990,000
Veritas US, Inc., 2020 USD Term Loan B, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 09/01/25		159	158,375
Virtusa Corp., Term Loan B, 12/01/27(l)		24	23,820
Web.com Group, Inc., 2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.75%), 7.80%, 10/09/26		898	854,628
Winshuttle LLC FILO, Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 08/09/24(k)		301	305,941

			5,757,891

Life Sciences Tools & Services(a) — 0.1%
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/04/27		86	85,653
Maravai Intermediate Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 10/19/27(k)		26	26,151

			111,804

Machinery(a) — 0.2%
Hayward Industries, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 08/05/24		40	39,483
RSC Acquisition, Inc.(k)
2020 Incremental Delayed Draw Term Loan, 10/30/26(l)		76	75,190
2020 Incremental Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 10/30/26		161	120,808
Titan Acquisition Ltd., 2018 Term Loan B, (6 mo. LIBOR + 3.00%), 3.27%, 03/28/25		156	151,914

			387,395

Media(a) — 1.5%
Altice Financing SA
2017 USD Term Loan B, (1 mo. LIBOR + 2.75%), 2.91%, 07/15/25		7	6,713
USD 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.90%, 01/31/26		46	44,455

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Media (continued)
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 4.24%, 08/14/26	USD	92		$91,047
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 1.90%, 04/30/25		44		44,262
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 3.71%, 08/21/26		183		175,886
Connect Finco Sarl, Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/12/26		180		180,311
CSC Holdings LLC, 2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 2.66%, 04/15/27		64		63,679
E.W. Scripps Co., 2020 Term Loan B3, 12/15/27(l)		25		25,000
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23		95		85,733
Liberty Latin America Ltd., Term Loan B, (1 mo. LIBOR + 5.00%), 5.15%, 10/15/26		35		35,095
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 2.40%, 03/24/25		27		26,354
Live Nation Entertainment, Inc., Term Loan B4, (1 Week LIBOR + 1.75%), 1.88%, 10/19/26		63		61,227
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 09/13/24		112		110,675
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 09/15/24		41		41,180
Midcontinent Communications, 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 08/15/26		15		14,616
NEP/NCP Holdco, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 3.39%, 10/20/25		1,036		979,264
Radiate Holdco LLC, 2020 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 09/25/26		61		60,814
Sinclair Television Group, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%), 2.40%, 01/03/24		11		10,532
Terrier Media Buyer, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 12/17/26		79		78,685
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 09/28/23(k)		103		102,110
UFC Holdings LLC, 2019 Term Loan, (6 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 04/29/26		—	(m)	16
Virgin Media Bristol LLC
2020 USD Term Loan Q, 01/31/29(l)		51		50,917
USD Term Loan N, (1 mo. LIBOR + 2.50%), 2.66%, 01/31/28		45		44,547
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.90%, 05/18/25		91		83,892
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 03/09/27		238		236,644

				2,653,654

Metals & Mining — 0.0%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (2 mo. LIBOR + 4.50%), 4.73%, 07/31/25(a)		36		35,756

Multi-line Retail — 0.0%
Neiman Marcus Group Ltd. LLC, 2020 Exit Term Loan, (3 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 09/25/25(a)		6		6,357

Security		Par (000)	Value

Oil, Gas & Consumable Fuels(a) — 0.1%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.00%	USD	62	$67,193
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 12/13/25		23	22,784
McDermott Technology Americas, Inc.
2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 06/30/24(k)		1	655
2020 Take Back Term Loan, 3.00%, 06/30/25		5	3,193

			93,825

Paper & Forest Products — 0.1%
Charter NEX US, Inc., 2020 Term Loan, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 12/01/27(a)		117	117,373

Personal Products — 0.1%
Sunshine Luxembourg VII Sarl, USD Term Loan B1, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 09/25/26(a)		148	148,724

Pharmaceuticals(a) — 0.1%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.69%, 05/04/25		47	45,986
Catalent Pharma Solutions, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 05/18/26		22	21,751
Elanco Animal Health, Inc., Term Loan B, (3 mo. LIBOR + 1.75%), 1.90%, 08/01/27		18	17,847
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 08/18/22		88	88,271
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 06/02/25		87	85,998

			259,853

Professional Services(a) — 1.2%
Dun & Bradstreet Corp.
2020 Add-On Term Loan, 02/06/26(l)		32	31,986
Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 02/06/26		156	155,914
Institutional Shareholder Services, Inc., 2019 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 4.75%, 03/05/26		1,975	1,961,702

			2,149,602

Real Estate Management & Development(a) — 1.2%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 04/18/24		44	43,719
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 08/21/25		29	28,230
Situsamc Holdings Corp., (1 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 06/30/25(k)		2,000	1,964,000

			2,035,949

Road & Rail — 0.0%
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 5.71%, 08/04/25(a)		29	26,335

Semiconductors & Semiconductor Equipment — 0.0%
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 09/19/26(a)		11	10,891

Software(a) — 5.4%
Applied Systems, Inc.
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 09/19/24		103	102,811

24	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Applied Systems, Inc. (continued)
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 09/19/25	USD	7	$7,026
Barracuda Networks, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/12/25		81	80,352
2020 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 10/30/28(k)		28	28,210
Bluefin Holding LLC, Term Loan, (3 mo. LIBOR + 7.75%), 7.90%, 09/04/26(k)		294	297,084
BMC Software Finance, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 10/02/25		76	75,439
Bullhorn, Inc., 2020 Term Loan, (3 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 09/30/26(k)		1,796	1,782,116
By Crown Parent LLC, Term Loan B1, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/26		72	72,095
Cloudera, Inc., Term Loan B, 12/17/27(l)		15	14,963
Cornerstone OnDemand, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.39%, 04/22/27		26	25,676
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 04/29/24		106	106,024
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 3.51%, 05/27/24		41	37,724
Epicor Software Corp.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 07/31/28		45	46,828
2020 Term Loan, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 07/31/27		140	141,002
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 10/01/25		223	222,061
Foundation Software, Term Loan, 7.00%, 08/31/27(k)		490	492,171
Help/Systems Holdings, Inc, 2019 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 11/19/26		2,089	2,073,803
Informatica LLC
2020 USD 2nd Lien Term Loan, (Fixed), 7.13%, 02/25/25		38	38,599
2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 02/25/27		160	158,360
McAfee LLC, 2018 USD Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 09/30/24		81	80,787
MED ParentCo LP, 2020 Incremental Term Loan B, (1 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 08/31/26(k)		32	32,239
Mitchell International, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 11/29/24		41	40,335
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.40%, 12/01/25		46	44,490
2020 Add-On Term Loan, (1 mo. LIBOR + 4.25%, 0.50% Floor), 4.75%, 12/01/24		65	64,805
Monotype Imaging Holdings, Inc., Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 10/09/26		38	35,796
Netsmart Technologies, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		30	29,931
Omnitracs, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 8.00%), 8.15%, 10/01/28		49	48,265

Security		Par (000)	Value

Software (continued)
Persado, Inc., (1 mo. LIBOR + 7.00%), 8.80%, 02/03/27(k)	USD	177	$176,710
Planview Parent, Inc.(l)
2nd Lien Term Loan, 12/11/28		76	75,240
Delayed Draw Term Loan, 12/17/27		8	7,613
Term Loan, 12/17/27		33	32,582
Rigup, Inc., Delayed Draw Term Loan, (1 mo. LIBOR + 7.00%, 1.50% Floor), 8.50%, 03/01/24(k)		716	711,295
Sabre GLBL, Inc., 2020 Term Loan B, 12/17/27(l)		24	24,030
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 08/01/25		83	81,713
Solera LLC, USD Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 03/03/23		97	95,665
Sophia LP, 2020 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 10/07/27		111	111,079
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.90%, 04/16/25		6	6,083
SS&C Technologies, Inc.
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.90%, 04/16/25		8	7,862
2018 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.90%, 04/16/25		17	16,999
Syntellis Performance Solutions LLC, Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 08/02/27(k)		1,292	1,298,730
Tempo Acquisition LLC, 2020 Extended Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 11/02/26		144	143,196
Tibco Software, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.40%, 03/04/28		80	81,143
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/06/24		32	32,319
Ultimate Software Group, Inc.
2020 2nd Lien Incremental Term Loan, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 05/03/27		43	44,129
2020 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 05/03/26		132	132,253
Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 05/03/26		163	162,498

			9,420,131

Specialty Retail(a) — 0.2%
Belron Finance US LLC, 2019 USD Term Loan B, (3 mo. LIBOR + 2.25%), 2.46%, 10/30/26(k)		42	41,476
IAA, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 2.44%, 06/28/26		14	13,790
MED ParentCo LP
1st Lien Delayed Draw Term Loan, (1 mo. LIBOR + 4.25%), 4.39%, 08/31/26		11	10,945
1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 4.40%, 08/31/26		44	43,647
PetSmart, Inc., Consenting Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 03/11/22		118	117,506
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24		96	94,444

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Specialty Retail (continued)
WOOF Holdings, Inc.(l)
1st Lien Term Loan, 12/16/27	USD	13	$12,973
2nd Lien Term Loan, 12/11/28		13	13,033

			347,814

Technology Hardware, Storage & Peripherals(a) — 0.5%
Electronics for Imaging, Inc.
Term Loan, (1 mo. LIBOR + 5.00%), 5.15%, 07/23/26		29	24,376
Term Loan, (3 mo. LIBOR + 5.00%), 5.25%, 07/23/26		997	848,168

			872,544

Textiles, Apparel & Luxury Goods — 0.1%
Calceus Acquisition, Inc., Term Loan B, (3 mo. LIBOR + 5.50%), 5.73%, 02/12/25(a)(k)		235	222,918

Thrifts & Mortgage Finance — 0.0%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 05/23/25(a)		62	61,446

Tobacco — 0.5%
JUUL Labs, Inc., Term Loan, (3 mo. LIBOR + 8.00%, 1.50% Floor), 9.50%, 08/02/23(a)(k)		903	901,057

Transportation Infrastructure — 0.6%
Geo Parent Corp., Term Loan B, (3 mo. LIBOR + 5.25%), 5.39%, 12/19/25(a)(k)		990	980,025

Wireless Telecommunication Services(a) — 0.1%
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 04/11/25		24	23,542
Xplornet Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%), 4.90%, 06/10/27		113	113,538

			137,080

Total Floating Rate Loan Interests — 39.5% (Cost: $68,489,526)			69,088,497

Foreign Agency Obligations

Maldives — 0.1%
Republic of Maldives Ministry of Finance and Treasury Bond, 7.00%, 06/07/22		200	170,938

Sri Lanka — 0.1%
Sri Lanka Government International Bond
6.83%, 07/18/26		200	113,562
7.55%, 03/28/30		200	113,500

			227,062

Total Foreign Agency Obligations — 0.2% (Cost: $593,170)			398,000

Security		Shares	Value

Investment Companies

Fixed Income Funds — 4.8%
Invesco Senior Loan ETF		2,104	$46,877
iShares 0-5 Year High Yield Corporate Bond ETF(j)(n)		136,142	6,186,293
iShares JP Morgan USD Emerging Markets Bond ETF(j)(n)		18,476	2,141,553

			8,374,723

Total Investment Companies — 4.8% (Cost: $8,050,922)			8,374,723

		Par (000)

Preferred Securities

Capital Trusts — 5.3%(d)

Automobiles — 0.2%
General Motors Financial Co., Inc., Series C, 5.70%(a)	USD	340	374,850

Banks — 1.5%
AIB Group PLC, 6.25%(a)	EUR	200	269,985
Banco Bilbao Vizcaya Argentaria SA, 6.00%, 12/31/49(a)		200	261,739
Bank of East Asia Ltd., 5.88%(a)	USD	250	264,531
Bankia SA, 6.38%(a)	EUR	200	261,739
ING Groep NV, 6.75%(a)	USD	200	218,000
Intesa Sanpaolo SpA, 7.75%(a)	EUR	400	584,560
Rizal Commercial Banking Corp., 6.50%(a)	USD	200	202,062
Stichting AK Rabobank Certificaten, 6.50%	EUR	315	509,166

			2,571,782

Diversified Financial Services(a) — 2.3%
Banco Santander SA, 6.75%		200	257,890
Bank of America Corp., Series Z, 6.50%	USD	500	571,250
Barclays PLC, 7.13%	GBP	400	608,965
Credit Agricole SA, 8.13%	USD	200	243,000
Credit Suisse Group AG
6.25%		200	218,475
7.50%(b)		200	218,000
7.50%		200	222,350
JPMorgan Chase & Co., Series V, 3.56%		460	451,923
Societe Generale SA, 5.38%		200	212,074
UBS Group AG, 7.00%		200	227,250
UniCredit SpA, 7.50%	EUR	600	849,352

			4,080,529

Insurance(a) — 0.7%
Achmea BV, 4.63%		400	523,477
FWD Ltd., 5.50%	USD	200	190,000
Heungkuk Life Insurance Co. Ltd., 4.48%		200	201,500
Legal & General Group PLC, 5.63%	GBP	200	302,901

			1,217,878

Real Estate Management & Development — 0.2%
Aroundtown SA, 3.38%(a)	EUR	200	255,325

26	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Utilities(a) — 0.4%
Electricite de France SA
3.38%	EUR	200	$265,953
6.00%	GBP	300	467,070

			733,023

Total Capital Trusts — 5.3%			9,233,387

		Shares

Preferred Stocks — 0.5%(k)

Insurance — 0.0%
Alliant Holdings, Inc.		55	54,119

Interactive Media & Services — 0.5%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $771,512)(o)		7,041	771,512

Total Preferred Stocks — 0.5%			825,631

Total Preferred Securities — 5.8% (Cost: $9,266,321)			10,059,018

Warrants

Capital Markets — 0.0%
Pico Quantitative Trade Holding LLC(k)		6	14,100

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp. (Expires 10/27/24)(c)		20	80

Total Warrants — 0.0% (Cost:$—)			14,180

Total Long-Term Investments — 121.2% (Cost: $203,945,846)			212,162,988

Short-Term Securities

Money Market Funds — 2.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(n)(p)		3,882,346	3,882,346

Total Short-Term Securities — 2.2% (Cost: $3,882,346)			3,882,346

Options Purchased — 0.1% (Cost: $292,328)			212,884

Total Investments Before Options Written — 123.5% (Cost: $208,120,520)			216,258,218

Options Written — (0.1)% (Premiums Received: $(204,520))			(215,532)

Total Investments, Net of Options Written — 123.4% (Cost: $207,916,000)			216,042,686

Liabilities in Excess of Other Assets — (23.4)%			(40,961,328)

Net Assets — 100.0%			$175,081,358

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Perpetual security with no stated maturity date.
(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(f)	Zero-coupon bond.
(g)	When-issued security.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(j)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(k)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(l)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(m)	Amount is less than 500.
(n)	Affiliate of the Fund.
(o)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $771,512, representing 0.44% of its net assets as of period end, and an original cost of $771,512.

(p)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$4,292,879	$—	$(410,533	)(a)	$—	$—	$3,882,346	3,882,346	$16,412	$—
iShares 0-5 Year High Yield Corporate Bond ETF	—	6,007,121	—		—	179,172	6,186,293	136,142	130,731	—
iShares JP Morgan USD Emerging Markets Bond ETF	2,116,611	—	—		—	24,942	2,141,553	18,476	83,073	—

					$—	$204,114	$12,210,192		$230,216	$—

(a)	Represents net amount purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
10-Year U.S. Treasury Note	14	03/22/21	$1,933	$4,612
U.S. Long Bond	10	03/22/21	1,732	(13,247)
U.S. Ultra Bond	1	03/22/21	214	(2,271)
2-Year U.S. Treasury Notes	26	03/31/21	5,745	1,891
5-Year U.S. Treasury Notes	8	03/31/21	1,009	3,614

				(5,401)

Short Contracts
10-Year U.S. Treasury Note	56	03/22/21	7,732	(5,837)
10-Year U.S. Ultra Long Treasury Note	8	03/22/21	1,251	(3,633)
U.S. Treasury Ultra Bond	3	03/22/21	641	6,539
2-Year US Treasury Notes	2	03/31/21	442	(362)
5-Year U.S. Treasury Note	26	03/31/21	3,280	(7,679)

				(10,972)

				$(16,373)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	135,639	CHF	120,000	Bank of America N.A.	01/22/21	$19
USD	257,051	EUR	210,000	Morgan Stanley & Co. International PLC	01/22/21	394

						413

USD	706,484	AUD	957,000	Bank of America N.A.	01/06/21	(31,327)
EUR	70,000	USD	85,827	BNP Paribas S.A.	01/22/21	(274)
USD	17,991,388	EUR	14,780,000	BNP Paribas S.A.	01/22/21	(72,358)
USD	3,955,246	GBP	2,960,000	BNP Paribas S.A.	01/22/21	(93,153)
USD	83,605	SEK	700,000	Morgan Stanley & Co. International PLC	01/22/21	(1,494)

						(198,606)

						$(198,193)

28	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Euro Stoxx Banks	449	03/19/21	EUR	80.00	EUR	22	$71,308
Stoxx Euro 600 Telecom	84	06/18/21	EUR	230.00	EUR	12	5,131

							76,439

Put
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,882	02/19/21	USD	134.00	USD	25,218	136,445

							$212,884

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,882	02/19/21	USD	140.00	USD	26,348	$(97,864)
Euro Stoxx Banks	449	03/19/21	EUR	90.00	EUR	25	(22,627)

							(120,491)

Put
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,882	02/19/21	USD	131.00	USD	24,654	(95,041)

							$(215,532)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.34.V9	5.00%	Quarterly	06/20/25	CCC+	USD	2,990	$282,939	$119,466	$163,473
CDX.NA.IG.35.V1	1.00	Quarterly	12/20/25	BBB+	USD	15,400	382,796	252,780	130,016

							$665,735	$372,246	$293,489

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$372,246	$—	$293,489	$—	$—
Options Written	—	—	36,253	(47,265)	(215,532)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$16,656	$—	$16,656
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—		413	—	—	413

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Options purchased
Investments at value — unaffiliated(b)	$—	$—	$212,884	$—	$—	$—	$212,884
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	293,489	—	—	—	—	293,489

	$—	$293,489	$212,884	$413	$16,656	$—	$523,442

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$33,029	$—	$33,029
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	198,606	—	—	198,606
Options written
Options written at value	—	—	215,532	—	—	—	215,532

	$—	$—	$215,532	$198,606	$33,029	$—	$447,167

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$44,060	$—	$(137,762)	$—	$(93,702)
Forward foreign currency exchange contracts	—	—	—	(1,150,962)	—	—	(1,150,962)
Options purchased(a)	—	9,919	(455,807)	—	—	—	(445,888)
Options written	—	44,573	166,437	—	—	—	211,010
Swaps	—	(31,396)	—	—	—	—	(31,396)

	$—	$23,096	$(245,310)	$(1,150,962)	$(137,762)	$—	$(1,510,938)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(37,060)	$—	$(37,060)
Forward foreign currency exchange contracts	—	—	—	(59,097)	—	—	(59,097)
Options purchased(b)	—	—	(79,444)	—	—	—	(79,444)
Options written	—	—	(11,012)	—	—	—	(11,012)
Swaps	—	288,416	—	—	—	—	288,416

	$—	$288,416	$(90,456)	$(59,097)	$(37,060)	$—	$101,803

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$6,799,924
Average notional value of contracts — short	$7,376,156
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$17,216,764
Average amounts sold — in USD	$845,218
Options
Average value of option contracts purchased	$55,701
Average value of option contracts written	$54,436
Average notional value of swaption contracts purchased	$—	(a)
Average notional value of swaption contracts written	$—	(a)
Credit default swaps

30	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Average notional value — buy protection	$140,000
Average notional value — sell protection	$12,163,843

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$6,608		$11,376
Forward foreign currency exchange contracts	413		198,606
Options	212,884	(a)	215,532
Swaps — centrally cleared	15,048		—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	234,953		425,514

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(234,540)		(226,908)

Total derivative assets and liabilities subject to an MNA	$413		$198,606

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets

Bank of America N.A	$19	$(19)	$—	$—	$—
Morgan Stanley & Co. International PLC	394	(394)	—	—	—

	$413	$(413)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Bank of America N.A	$31,327	$(19)	$—	$—	$31,308
BNP Paribas S.A	165,785	—	—	—	165,785
Morgan Stanley & Co. International PLC	1,494	(394)	—	—	1,100

	$198,606	$(413)	$—	$—	$198,193

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$8,549,951	$—	$8,549,951
Common Stocks
Banks	—	711,085	—	711,085
Capital Markets	—	132,375	—	132,375
Construction & Engineering	1,748	—	—	1,748
Consumer Finance	—	81,133	—	81,133
Diversified Telecommunication Services	—	14,495	—	14,495
Oil, Gas & Consumable Fuels	967	—	—	967
Specialty Retail	—	5,039	—	5,039
Corporate Bonds
Aerospace & Defense	—	2,572,540	—	2,572,540
Airlines	—	1,778,090	—	1,778,090
Auto Components	—	1,473,182	—	1,473,182
Automobiles	—	2,103,255	—	2,103,255
Banks	—	3,415,555	—	3,415,555
Beverages	—	1,685,561	—	1,685,561
Building Materials	—	674,424	—	674,424
Building Products	—	544,332	—	544,332
Capital Markets	199,258	1,268,482	—	1,467,740
Chemicals	—	2,180,127	—	2,180,127
Commercial Services & Supplies	—	811,097	—	811,097
Communications Equipment	—	1,280,212	—	1,280,212
Construction & Engineering	—	209,818	—	209,818
Construction Materials	—	830,821	—	830,821
Consumer Discretionary	—	1,586,041	—	1,586,041
Consumer Finance	—	3,029,724	—	3,029,724
Containers & Packaging	—	184,262	—	184,262
Diversified Consumer Services	—	1,983,645	—	1,983,645
Diversified Financial Services	—	5,185,332	—	5,185,332
Diversified Telecommunication Services	—	3,745,953	—	3,745,953
Electric Utilities	—	1,034,909	—	1,034,909
Electrical Equipment	—	167,151	—	167,151
Electronic Equipment, Instruments & Components	—	70,761	—	70,761
Energy Equipment & Services	—	899,194	—	899,194
Environmental, Maintenance, & Security Service	—	623,475	—	623,475
Equity Real Estate Investment Trusts (REITs)	—	572,990	—	572,990
Food & Staples Retailing	—	1,123,471	—	1,123,471
Food Products	198,262	1,017,980	—	1,216,242
Gas Utilities	—	76,281	—	76,281
Health Care Equipment & Supplies	—	917,905	—	917,905
Health Care Providers & Services	—	2,480,614	—	2,480,614
Health Care Technology	—	706,952	—	706,952
Healthcare	—	9,450	—	9,450
Hotels, Restaurants & Leisure	111,187	5,251,350	—	5,362,537
Household Durables	—	906,714	—	906,714
Household Products	—	15,648	—	15,648
Independent Power and Renewable Electricity Producers	—	2,201,095	—	2,201,095
Insurance	222,002	2,116,124	—	2,338,126
Interactive Media & Services	—	734,250	—	734,250
Internet & Direct Marketing Retail	—	57,964	—	57,964
Internet Software & Services	—	1,048,009	—	1,048,009
IT Services	—	1,819,009	—	1,819,009
Leisure Products	—	260,084	—	260,084
Machinery	—	1,362,142	—	1,362,142

32	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Media	$—	$9,260,844	$—	$9,260,844
Metals & Mining	—	3,657,382	—	3,657,382
Multi-line Retail	—	567,433	—	567,433
Oil, Gas & Consumable Fuels	234,981	9,644,836	—	9,879,817
Personal Products	—	242,244	—	242,244
Pharmaceuticals	378,492	2,923,745	—	3,302,237
Producer Durables: Miscellaneous	—	731,827	—	731,827
Real Estate Management & Development	623,540	14,116,760	—	14,740,300
Road & Rail	—	224,832	—	224,832
Semiconductors & Semiconductor Equipment	303,066	893,784	—	1,196,850
Software	—	1,788,869	—	1,788,869
Specialty Retail	—	558,320	—	558,320
Textiles, Apparel & Luxury Goods	80,055	46,780	2,123,909	2,250,744
Thrifts & Mortgage Finance	—	499,279	—	499,279
Tobacco	—	223,357	—	223,357
Transportation	—	360,680	—	360,680
Utilities	—	759,704	—	759,704
Wireless Telecommunication Services	—	1,740,374	—	1,740,374
Floating Rate Loan Interests	—	34,071,795	35,016,702	69,088,497
Foreign Agency Obligations	—	398,000	—	398,000
Investment Companies	8,374,723	—	—	8,374,723
Preferred Securities
Capital Trusts	—	9,233,387	—	9,233,387
Preferred Stocks	—	—	825,631	825,631
Warrants	—	80	14,100	14,180
Short-Term Securities
Money Market Funds	3,882,346	—	—	3,882,346
Options Purchased
Equity Contracts	212,884	—	—	212,884
Unfunded Floating Rate Loan Interests(a)	—	553	19,643	20,196
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(10)	(45,593)	(45,603)

	$14,823,511	$163,454,908	$37,954,392	$216,232,811

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$293,489	$—	$293,489
Foreign Currency Exchange Contracts	—	413	—	413
Interest Rate Contracts	16,656	—	—	16,656
Liabilities
Equity Contracts	(215,532)	—	—	(215,532)
Foreign Currency Exchange Contracts	—	(198,606)	—	(198,606)
Interest Rate Contracts	(33,029)	—	—	(33,029)

	$(231,905)	$95,296	$—	$(136,609)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $39,500,000 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Corporate Bonds	Floating Rate Loan Interests	Unfunded Floating Rate Loan Interests	Preferred Stocks	Warrants	Total

Assets
Opening balance, as of December 31, 2019	$—	$10,240,352	$(5,625)	$—	$—	$10,234,727
Transfers into Level 3(a)	—	604,962	—	—	—	604,962
Transfers out of Level 3(b)	—	(2,173,090)	—	—	—	(2,173,090)
Accrued discounts/premiums	5,117	42,149	—	—	—	47,266

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Strategies Fund

	Corporate Bonds	Floating Rate Loan Interests	Unfunded Floating Rate Loan Interests	Preferred Stocks	Warrants	Total

Net realized gain (loss)	—	33,740	—	—	—	33,740
Net change in unrealized appreciation (depreciation)(c)(d)	$243,289	$380,054	$(20,325)	$(56)	$14,100	$617,062
Purchases	1,875,503	29,843,766	—	825,687	—	32,544,956
Sales	—	(3,955,231)	—	—	—	(3,955,231)

Closing balance, as of December 31, 2020	$2,123,909	$35,016,702	$(25,950)	$825,631	$14,100	$37,954,392

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020(d)	$243,289	$393,938	$(25,950)	$(56)	$14,100	$625,321

(a)

As of December 31, 2019, the Fund used observable inputs in determining the value of certain investments. As of December 31, 2020, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of December 31, 2019, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2020, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third party pricing information in the amount of $10,948,978. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Corporate Bonds	$2,123,909	Income	Discount Rate	7%		—
Floating Rate Loan Interests(b)	24,041,774	Income	Discount Rate	5% - 12%		8%
Preferred Stocks	825,631	Market	Recent Transactions	—		—
		Income	Discount Rate	11%		—
Warrants	14,100	Income	Discount Rate	9% - 10%		10%

	$27,005,414

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end December 31, 2020, the valuation technique for investments classified as Floating Rate Loan Interests amounting to $763,240 changed to income approach. The investments were previously valued utilizing Transaction Price. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

34	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2020

BlackRock Credit Strategies Fund

ASSETS
Investments at value — unaffiliated(a)	$204,048,026
Investments at value — affiliated(b)	12,210,192
Cash	158,641
Cash pledged:
Collateral — exchange-traded options written	2,080,000
Futures contracts	210,000
Centrally cleared swaps	721,000
Foreign currency at value(c)	406,283
Receivables:
Investments sold	186,654
Options written	196,721
Capital shares sold	300,266
Dividends — unaffiliated	161
Dividends — affiliated	175
Interest — unaffiliated	2,449,640
Variation margin on futures contracts	6,608
Variation margin on centrally cleared swaps	15,048
Unrealized appreciation on:
Forward foreign currency exchange contracts	413
Unfunded floating rate loan interests	20,196
Deferred offering costs	13,442

Total assets	223,023,466

LIABILITIES
Options written at value(d)	215,532
Payables:
Investments purchased	5,197,402
Bank borrowings	39,500,000
Capital shares redeemed	296,197
Income dividend distributions	677,334
Interest expense	1,058,478
Investment advisory fees	171,323
Trustees’ and Officer’s fees	158
Other accrued expenses	543,459
Service and distribution fees	26,640
Variation margin on futures contracts	11,376
Unrealized depreciation on:
Forward foreign currency exchange contracts	198,606
Unfunded floating rate loan interests	45,603

Total liabilities	47,942,108

NET ASSETS	$175,081,358

NET ASSETS CONSIST OF
Paid-in capital(e)(f)(g)	$167,053,458
Accumulated earnings	8,027,900

NET ASSETS	$175,081,358

(a) Investments at cost — unaffiliated	$196,232,848
(b) Investments at cost — affiliated	$11,887,672
(c) Foreign currency at cost	$407,458
(d) Premiums received	$204,520
(e) Shares outstanding	16,813,044
(f) Shares authorized	Unlimited
(g) Par value	$0.001

F I N A N C I A L S T A T E M E N T S	35

Statement of Assets and Liabilities  (continued)

December 31, 2020

BlackRock Credit Strategies Fund

NET ASSET VALUE

Institutional

Net assets	$128,768,664

Shares outstanding	12,366,720

Net asset value	$10.41

Shares authorized	Unlimited

Par value	$0.001

Class A

Net assets	$46,312,694

Shares outstanding	4,446,324

Net asset value	$10.42

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

36	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2020

BlackRock Credit Strategies Fund

INVESTMENT INCOME
Dividends — unaffiliated	$208,624
Dividends — affiliated	230,216
Interest — unaffiliated	9,237,549
Other income	280,513
Foreign taxes withheld	(249)

Total investment income	9,956,653

EXPENSES
Investment advisory	1,520,736
Professional	398,694
Offering	204,376
Service and distribution — class specific	109,740
Trustees and Officer	90,447
Custodian	81,026
Accounting services	41,336
Registration	37,697
Printing and postage	18,476
Transfer agent — class specific	7,356
Miscellaneous	31,172

Total expenses excluding interest expense	2,541,056
Interest expense	1,152,642

Total expenses	3,693,698
Less:
Fees waived and/or reimbursed by the Manager	(353,602)
Transfer agent fees waived and/or reimbursed — class specific	(3,523)

Total expenses after fees waived and/or reimbursed	3,336,573

Net investment income	6,620,080

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	2,142,415
Foreign currency transactions	(127,741)
Forward foreign currency exchange contracts	(1,150,962)
Futures contracts	(93,702)
Options written	211,010
Swaps	(31,396)

949,624

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	4,964,260
Investments — affiliated	204,114
Foreign currency translations	1,211
Forward foreign currency exchange contracts	(59,097)
Futures contracts	(37,060)
Options written	(11,012)
Swaps	288,416
Unfunded floating rate loan interests	(23,132)

5,327,700

Net realized and unrealized gain	6,277,324

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,897,404

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets

	BlackRock Credit Strategies Fund
		Period from
	Year Ended	02/28/19 (a)
	12/31/20	to 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,620,080	$3,756,559
Net realized gain	949,624	615,463
Net change in unrealized appreciation	5,327,700	2,859,582

Net increase in net assets resulting from operations	12,897,404	7,231,604

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(6,923,319)	(4,888,480)
Class A	(976,009)	—

Decrease in net assets resulting from distributions to shareholders	(7,899,328)	(4,888,480)

CAPITAL SHARE TRANSACTIONS
Shares sold and issued	64,206,071	103,322,695
Reinvestment of distributions	1,218,790	30,334
Redemption of shares resulting from repurchase offers	(1,137,732)	—

Net increase in net assets derived from capital share transactions	64,287,129	103,353,029

NET ASSETS
Total increase in net assets	69,285,205	105,696,153
Beginning of year	105,796,153	100,000

End of year	$175,081,358	$105,796,153

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Cash Flows

Year Ended December 31, 2020

BlackRock Credit Strategies Fund

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$12,897,404
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities
Proceeds from sales of long-term investments and principal paydowns/payups	119,463,269
Purchases of long-term investments	(200,554,405)
Net purchases of short-term securities	(411,455)
Amortization of premium and accretion of discount on investments and other fees	(353,309)
Premiums paid on closing options written	(59,716)
Premiums received from options written	278,524
Net realized gain on investments and options written	(2,353,425)
Net unrealized appreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	(5,070,060)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	6,574
Dividends — unaffiliated	4,549
From the Manager	48,141
Interest — unaffiliated	(902,160)
Variation margin on futures contracts	(2,530)
Variation margin on centrally cleared swaps	(15,048)
Prepaid expenses	50,502
Deferred offering costs	152,953
Increase (Decrease) in Liabilities
Payables
Interest expense	995,526
Investment advisory fees	171,323
Trustees’ and Officer’s fees	158
Other accrued expenses	246,442
Service and distribution fees	26,640
To the Manager	(909,298)
Variation margin on futures contracts	9,855
Variation margin on centrally cleared swaps	(842)
Swap premiums received	(2,232)

Net cash used for operating activities	(76,282,620)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(6,443,127)
Payments for offering costs	(118,570)
Payments for bank borrowings	(20,000,000)
Net payments on redemption of capital shares	(841,535)
Proceeds from bank borrowings	43,500,000
Decrease in bank overdraft	(517,414)
Proceeds from issuance of capital shares	63,998,795

Net cash provided by financing activities	79,578,149

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(5,399)

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	3,290,130
Restricted and unrestricted cash and foreign currency at beginning of year	285,794

Restricted and unrestricted cash and foreign currency at end of year	$3,575,924

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the year for interest expense	$157,116

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to shareholders	$1,218,790

F I N A N C I A L S T A T E M E N T S	39

Statement of Cash Flows  (continued)

Year Ended December 31, 2020

BlackRock Credit Strategies Fund

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$158,641
Cash pledged
Collateral — exchange-traded options written	2,080,000
Futures contracts	210,000
Centrally cleared swaps	721,000

Foreign currency at value	406,283

$3,575,924

See notes to financial statements.

40	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period

	BlackRock Credit Strategies Fund

	Institutional

		Period from
	Year Ended	02/28/19	(a)
	12/31/20	to 12/31/19

Net asset value, beginning of period	$10.24	$10.00

Net investment income(b)	0.53	0.38
Net realized and unrealized gain	0.25	0.35

Net increase from investment operations	0.78	0.73

Distributions(c)
From net investment income	(0.49)		(0.45)
From net realized gain	(0.12)		(0.04)

Total distributions	(0.61)		(0.49)

Net asset value, end of period	$10.41	$10.24

Total Return(d)
Based on net asset value	8.09%	7.41	%(e)

Ratios to Average Net Assets(f)
Total expenses	2.90%	3.44	%(g)(h)

Total expenses after fees waived and/or reimbursed	2.59%	1.84	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.66%	1.47	%(g)

Net investment income	5.40%	4.45	%(g)

Supplemental Data
Net assets, end of period (000)	$128,769	$105,796

Borrowings outstanding, end of period (000)	$39,500	$16,000

Asset coverage, end of period per $1,000 of bank borrowings	$5,432	$7,612

Portfolio turnover rate	77%		43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 12/31/20	Period from 02/28/19 to 12/31/19	(a)
Investments in underlying funds	0.02%	0.04%

(g)	Annualized.
(h)	Audit and offering costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, total expenses would have been 3.62%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued)

(For a share outstanding throughout each period

	BlackRock Credit Strategies Fund (continued)

	Class A

	Period from
	04/01/20	(a)
	to 12/31/20

Net asset value, beginning of period	$8.48

Net investment income(b)	0.33
Net realized and unrealized gain (loss)	2.03

Net increase from investment operations	2.36

Distributions(c)
From net investment income		(0.30)
From net realized gain		(0.12)

Total distributions		(0.42)

Net asset value, end of period	$10.42

Total Return(d)
Based on net asset value	28.09	%(e)

Ratios to Average Net Assets
Total expenses	3.35	%(f)(g)

Total expenses after fees waived and/or reimbursed	3.25	%(f)(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense	2.38	%(f)(g)

Net investment income (loss)	4.45	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$46,313

Borrowings outstanding, end of period (000)	$39,500

Asset coverage, end of period per $1,000 of bank borrowings	$5,432

Portfolio turnover rate		77%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.02%.
(g)	Annualized.

See notes to financial statements.

42	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Credit Strategies Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a non-diversified, closed-end management investment company that has elected to operate as an interval fund. The Fund is organized as a Delaware statutory trust. The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value (“NAV”), reduced by any applicable repurchase fee. The Fund determines and makes available for publication the NAV of its shares on a daily basis. The Fund’s shares are offered for sale daily through its Distributor (defined below) at the then-current NAV plus any applicable sales load. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares. The sales load payable by each investor depends upon the amount invested in each share class by the investor in the Fund, but may range from 0.00% to 3.50%.

The Fund offers two classes of shares designated as Institutional Shares and Class A Shares. Both classes of shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except that Class A Shares bear expenses related to the shareholder servicing and distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. The Fund has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2020, if any, are disclosed in the Statement of Assets and Liabilities.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Fund (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset- backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.

44	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior

46	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BlackRock Credit Strategies Fund	Acquia, Inc.	$34,287	$33,734	$34,287	$553
	Bullhorn, Inc.	133,960	131,951	131,857	(94)
	Chronicle Bidco, Inc.	677,045	677,045	663,504	(13,541)
	Coolsys, Inc.	17,641	17,620	17,464	(156)
	Foundation Software	69,807	68,156	68,061	(95)
	GC Waves Holdings, Inc.	1,327,312	1,327,312	1,298,112	(29,200)
	Higginbotham Insurance Agency, Inc.	549,133	549,133	549,133	—
	Integrity Marketing Acquisition, LLC	460,444	460,444	467,812	7,368
	IT Parent LLC	71,724	70,347	71,222	875
	Kellermeyer Bergensons Services, LLC	104,268	104,268	105,310	1,042
	MSM Acquisitions, Inc.	142,998	142,998	142,998	—
	MSM Acquisitions, Inc.	357,496	357,496	357,496	—
	Precision Medicine Group LLC	6,144	6,144	6,144	—
	Pulse Secure LLC	83,162	81,606	82,480	874
	Rigup, Inc.	358,154	358,154	355,647	(2,507)
	RSC Acquisition, Inc.	620,409	602,546	611,103	8,557
	Sonny’s Enterprises, Inc.	1,482,897	1,482,897	1,482,897	—
	Therma Intermediate LLC	2,910	2,910	2,900	(10)
	Villa Bidco, Inc.	48,820	47,893	48,820	927
	Villa Bidco, Inc.	1,472,007	1,472,007	1,472,007	—

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

Forward Commitments, When-Issued and Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s)reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

48	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 1.00% of the average daily value of the Fund’s managed assets. For purposes of calculating this fee, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

The Manager entered into sub-advisory agreements with BlackRock Capital Investment Advisors, LLC (“BCIA”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BCIA, BIL and BRS for services they provide for that portion of the Fund for which BCIA, BIL and BRS, respectively, acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with BlackRock Investments, LLC (the “Distributor”), an affiliate of the Manager, to provide for distribution of the common shares. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, common shares on behalf of the Fund on a reasonable efforts basis. The Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) with respect to certain classes of the common shares and in doing so has voluntarily complied with Rule 12b-1 under the 1940 Act, as if the Fund were an open-end investment company, and will be subject to an ongoing distribution fee and shareholder servicing fee (together, the “Distribution and Servicing Fee”) in respect of the classes of common shares paying such Distribution and Servicing Fee. The maximum annual rates at which the Distribution and Servicing Fees may be paid under the Distribution and Servicing Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the classes of common shares paying such Distribution and Servicing Fee) is 0.75%. 0.25% of such fee is a shareholder service fee and the remaining portion is a distribution fee. Institutional Shares are not subject to a distribution fee or shareholder servicing fee.

For the period from April 1, 2020 (Class A Shares inception date) through December 31, 2020, the class specific service and distribution fees borne directly by Class A Shares was $109,740.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

For the year ended December 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Class A	Total

Transfer agent fees — class specific	$6,303	$1,053	$7,356

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2020, the amount waived was $3,522.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Trustees. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2020, the Manager waived $43,286 in investment advisory fees pursuant to these arrangements.

The Manager contractually agreed to waive and/or reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.50% of the Fund’s average daily value of the net assets. This expense limitation excludes the investment advisory fee, service and distribution fees, interest expense, portfolio transaction and other investment-related costs (including acquired fund fees and expenses, commitment fees on leverage, prime broker fees and dividend expense) and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2022. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2020, the Manager waived $306,794 pursuant to this arrangement.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2020, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Class A	Total

Transfer agent fees waived and/or reimbursed — class specific	$3,197	$326	$3,523

50	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective March 1, 2026, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of December 31, 2020, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring
Fund Name/Fund Level/Share Class	December 31, 2021	December 31, 2022

BlackRock Credit Strategies Fund
Fund Level	$1,477,333	$306,794
Institutional	2,018	3,197
Class A	—	326

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2020, purchases and sales of investments, excluding short-term investments, were $200,345,407 and $118,968,407, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to the nondeductible expenses were reclassified to the following accounts:

Amounts

Paid-in capital	$(187,166)
Accumulated earnings (loss)	187,166

The tax character of distributions paid was as follows:

	12/31/20	12/31/19

Ordinary income	$7,884,081	$4,887,825
Long-term capital gains	15,247	655

	$7,899,328	$4,888,480

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated earnings (loss) were as follows:

Amounts

Undistributed ordinary income	$145,003
Net unrealized gains(a)	7,882,897

$8,027,900

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, amortization methods for premiums on fixed income securities, the classification of investments, dividends deemed recognized for tax purposes, and the accounting for swap agreements.

As of December 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$208,272,846

Gross unrealized appreciation	$10,335,442
Gross unrealized depreciation	(2,107,162)

Net unrealized appreciation (depreciation)	$8,228,280

9.	BANK BORROWINGS

The Fund has entered into a credit agreement with Société Générale (the “Lender”) that established a revolving credit facility with an initial commitment of up to $150 million (the “Facility”). The Facility may be increased to a maximum of $450 million. The Facility has an initial three-year term, which may be extended with the payment of an extension fee. The Facility has the following terms: an agreed upon interest rate on amounts borrowed, a commitment fee on unused commitment amounts and an upfront fee paid to the Lender. The Fund’s borrowings, if any, are secured by eligible securities held in its portfolio of investments.

During the period, the Fund paid the commitment fee based on the daily unused portion of the Facility. The fees associated with the agreement are included in the Statement of Operations as interest expense and fees, if any. Advances to the Fund as of period end, if any, are shown in the Statement of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value. For the year ended December 31, 2020, the average amount of bank borrowings and the daily weighted average interest rates for loans under the revolving credit agreements was $26,719,945 and 2.79% respectively.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market

52	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Fund’s Common Shares is

$0.001.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements  (continued)

For the periods shown, shares issued and outstanding increased by the following amounts:

	Year Ended 12/31/20		Period Ended 12/31/19

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

BlackRock Credit Strategies Fund
Institutional(a)
Shares issued from Initial Public Offering	—	$—	9,800,000	$98,000,000
Shares sold	2,105,011	20,847,622	531,954	5,422,695
Shares issued from dividend reinvestment	39,634	396,472	2,971	30,334
Shares redeemed in repurchase offers	(112,850)	(1,137,732)	—	—

	2,031,795	$20,106,362	10,334,925	$103,453,029

Class A(b)
Shares sold	4,365,941	$43,358,449	—	$—
Shares issued from dividend reinvestment	80,383	822,318	—	—

	4,446,324	$44,180,767	—	$—

(a)	The share class commenced operation on February 28, 2019.
(b)	The share class commenced operation on April 1, 2020.

The Fund will make offers to purchase between 5% and 25% of its outstanding shares at approximate 3 month intervals. Repurchase offer results for the year ended December 31, 2020 were as follows:

	Commencement Date(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	January 7, 2020	February 7, 2020	—	—%	—	—%	$—	$—
Institutional	April 7, 2020	May 8, 2020	—	—	—	—	—	—
Institutional	July 7, 2020	August 7, 2020	110,311	0.84	110,311	0.84	10.08	1,111,939
Class A	July 7, 2020	August 7, 2020	—	—	—	—	—	—
Institutional	October 6, 2020	November 6, 2020	2,539	0.02	2,539	0.02	10.16	25,793
Class A	October 6, 2020	November 6, 2020	—	—	—	—	—	—

(a)	Date the repurchase offer period began.

The amount of the repurchase offers is shown as redemptions of shares resulting from repurchase offers in the Statement of Changes in Net Assets.

As of December 31, 2020, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Fund Name	Institutional	Class A	Total

BlackRock Credit Strategies Fund	9,800,000	58,962	9,858,962

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The results of the Fund’s repurchase offer were as follows:

	Commencement Date(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	January 8, 2021	February 8, 2021	2,667	0.02%	2,667	0.02%	$10.50	$28,004
Class A	January 8, 2021	February 8, 2021	37,478	0.77	37,478	0.77	10.51	393,898

(a)	Date the repurchase offer period began.

54	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Credit Strategies Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Credit Strategies Fund (the “Fund”), including the schedule of investments, as of December 31, 2020, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from February 28, 2019 (commencement of operations) through December 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from February 28, 2019 (commencement of operations) through December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	55

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended December 31, 2020 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction
BlackRock Credit Strategies Fund	0.69%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2020:

Fund Name	Qualified Dividend Income

BlackRock Credit Strategies Fund	$411,279

For the fiscal year ended December 31, 2020, the Fund hereby designates the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund Name	Interest-Related Dividends

BlackRock Credit Strategies Fund	$3,579,578

The following distribution amounts are hereby designated for the fiscal year ended December 31, 2020:

Fund Name	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
BlackRock Credit Strategies Fund	$1,713,803	$15,247

56	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s dividend reinvestment plan (the “Reinvestment Plan”), registered shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Shares of the Fund by BNY Mellon Investment Servicing (US) Inc. (the “Reinvestment Plan Agent”), unless the shareholder elects to receive cash. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends in cash paid directly to the shareholder of record (or, if the Shares are held through banks, brokers or other nominee name, then to such banks, brokers or other nominee) by BNY Mellon Investment Servicing (US) Inc., as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting your bank, broker or other nominee who holds your Fund common shares or if your Fund common shares are held directly by the Fund, by contacting the Reinvestment Plan Agent, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.

In the case of record shareholders such as banks, brokers or other nominees that hold Fund common shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Reinvestment Plan. Shareholders whose Shares are held in the name of a bank, broker or other nominee should contact the bank, broker or other nominee for details. Such shareholders may not be able to transfer their shares to another bank, broker or other nominee and continue to participate in the Reinvestment Plan.

The number of newly issued Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the reinvestment date; there is no sales or other charge for reinvestment.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to newly issued Shares in the Reinvestment Plan. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent, in writing to: BlackRock Funds, C/O BNY Mellon Investment Servicing, PO Box 9819, Providence, RI 02940.

A U T O M A T I C D I V I D E N D R E I N V E S T M E N T P L A N	57

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

W. Carl Kester 1951	Chair of the Board and Trustee (Since 2018)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	85 RICs consisting of 109 Portfolios	None

Frank J. Fabozzi 1948	Trustee (Since 2018)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	85 RICs consisting of 109 Portfolios	None

Catherine A. Lynch 1961	Trustee (Since 2018)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	85 RICs consisting of 109 Portfolios	None

Interested Trustees(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

John M. Perlowski 1964	Trustee (Since 2018) and President and Chief Executive Officer (Since 2018)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	118 RICs consisting of 268 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Funds’s by-laws or statute, or until December 31 of the year in which they turn 72.

    The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; and W. Carl Kester, 1995. Certain other Independent Trustees became members of the boards of the closed-end funds in the BlackRock Fixed-Income Complex as follows: Catherine A. Lynch, 2016.

(d) Mr. Perlowski is an “interested person,” as defined in the 1940 Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Multi-Asset Complex.

58	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2018)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Neal J. Andrews 1966	Chief Financial Officer (Since 2018)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2018)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2018)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2018)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	59

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

The Fund’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.

The following information is a summary of certain changes since December 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Except if noted otherwise herein, there were no changes to the Fund’s charters or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports oand prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release

60	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

Availability of Fund Updates (continued)

of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Fundamental Periodic Repurchase Policy

The Fund has adopted an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act as a fundamental policy. As an interval fund, the Fund will make quarterly repurchase offers at net asset value (less a repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

The Fund has adopted the following fundamental policies regarding periodic repurchases:

(a) The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.

(b) The periodic interval between repurchase request deadlines will be approximately 3 months.

(c) The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.

The Board may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.

During the fiscal year ended December 31, 2020, the Fund conducted repurchase offers for up to 5% of its outstanding Common Shares, pursuant to Rule 23c-3 under the 1940 Act, as summarized in the following table:

Number of Repurchase Offers	Number of Shares Repurchased	Number of Shares Tendered
4	112,850	112,850

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	61

Additional Information  (continued)

(continued)

Fund and Service Providers

Investment Adviser	Transfer Agent
BlackRock Advisors, LLC	BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809	Wilmington, DE 19809

Sub-Adviser	Distributor
BlackRock Capital Investment Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

BlackRock International Limited	Independent Registered Public Accounting Firm
Edinburgh, EH3 8BL	Deloitte & Touche LLP
United Kingdom	Boston, MA 02116

BlackRock (Singapore) Limited	Legal Counsel
079912 Singapore	Willkie Farr & Gallagher LLP
New York, NY 10019
Accounting Agent and Custodian
State Street Bank and Trust Company	Address of the Fund
Boston, MA 02111	100 Bellevue Parkway
Wilmington, DE 19809

62	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

SEK	Swedish Krona

USD	United States Dollar

Portfolio Abbreviation

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

DIP	Debtor-In-Possession

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

MTN	Medium-Term Note

PCL	Public Company Limited

PIK	Payment-in-Kind

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	63

Want to know more?

blackrock.com | 877-275-1255

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when repurchased by the Fund in connection with any applicable repurchase offer, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CRST-12/20-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Credit Strategies Fund	$66,300	$59,670	$4,000	$0	$20,600	$20,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Includes fees for the Fund and the Fund’s subsidiary.

4 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Credit Strategies Fund	$24,600	$20,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a) Not Applicable

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit  99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio	Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of James E. Keenan, Managing Director at BlackRock, Jeff Cucunato, Managing Director at BlackRock, David Delbos, Managing Director at BlackRock, Howard Levkowitz, Managing Director at BlackRock, and Patrick Wolfe, Managing Director at BlackRock. Messrs. Keenan, Cucunato, Delbos, Levkowitz and Wolfe are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Keenan, Cucunato, Delbos, Levkowitz and Wolfe have been members of the Fund’s management team since 2019.

Portfolio Manager	Biography
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007; Vice President of BlackRock, Inc. from 2004 to 2005.

Jeffrey Cucunato	Managing Director of BlackRock since 2005.

David Delbos	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2005 to 2006.

Howard Levkowitz	Managing Director of BlackRock, Inc. since 2018; Chairman and CEO of TCP Capital Corp. since 2012; Managing Partner of Tennenbaum Capital Partners, LLC (TCP) since 2004; Co-Founder of TCP since 1999.

Patrick Wolfe	Managing Director of BlackRock, Inc. since 2019. Director of BlackRock, Inc. from 2018 to 2019; Director of Structured Credit of TCP since 2018; Vice President of Structured Credit of TCP from 2017 to 2018; Senior Associate of TCP from 2016 to 2017; Structured Credit Analyst of TCP from 2013 to 2016; Structured Credit Group of Deutsche Bank from 2007 to 2013.

(a)(2) As of December 31, 2020:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	21	30	20	0	0	6
	$42.60 Billion	$16.85 Billion	$10.19 Billion	$0	$0	$1.38 Billion
Jeffrey Cucunato	11	3	2	0	0	1
	$4.14 Billion	$472.4 Million	$1.39 Billion	$0	$0	$131.6 Million
David Delbos	24	21	54	0	0	5
	$41.71 Billion	$14.75 Billion	$16.49 Billion	$0	$0	$1.25 Billion
Howard Levkowitz	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Patrick Wolfe	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Keenan, Cucunato, Delbos, Levkowitz and Wolfe may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan, Cucunato, Delbos, Levkowitz and Wolfe may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2020:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2020.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
James Keenan	A combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate
David Delbos	High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Jeffrey Cucunato	Bloomberg Barclays US Credit Index
Howard Levkowitz Patrick Wolfe	None

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. Messrs. Cucunato, Delbos and Keenan have deferred BlackRock, Inc. stock awards. Messrs. Levkowitz and Wolfe are eligible to receive deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2020.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James E. Keenan	$500,001 - $1,000,000
Jeffrey Cucunato	$50,001 - $100,000
David Delbos	$100,001 - $500,000
Howard Levkowitz	None
Patrick Wolfe	$50,001 - $100,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies --Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Credit Strategies Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Strategies Fund

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Strategies Fund

Date: March 5, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Credit Strategies Fund

Date: March 5, 2021